WEISS, PECK & GREER


                                  MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                 WPG TUDOR FUND

                           WPG GROWTH AND INCOME FUND

                          WPG QUANTITATIVE EQUITY FUND

                     WEISS, PECK & GREER INTERNATIONAL FUND

                               WPG CORE BOND FUND

                      WPG INTERMEDIATE MUNICIPAL BOND FUND

                        WPG GOVERNMENT MONEY MARKET FUND

                         WPG TAX FREE MONEY MARKET FUND


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS
TABLE OF CONTENTS


    Chairman's Letter ........................................................ 1
    Major Portfolio Changes - Equity Funds ................................... 3
    Average Annual Total Returns ............................................. 4
    Ten Largest Holdings ..................................................... 6
    Schedules of Investments:
        WPG Tudor Fund ....................................................... 8
        WPG Growth and Income Fund ...........................................10
        WPG Quantitative Equity Fund .........................................11
        Weiss, Peck & Greer International Fund ...............................13
        WPG Core Bond Fund ...................................................15
        WPG Intermediate Municipal Bond Fund .................................17
        WPG Government Money Market Fund .....................................21
        WPG Tax Free Money Market Fund .......................................22
    Statements of Assets and Liabilities .....................................28
    Statements of Operations .................................................30
    Statements of Changes in Net Assets ......................................32
    Notes to Financial Statements ............................................34
    Financial Highlights .....................................................40

                                   AGGRESSIVE

     INTERNATIONAL
     Objective: Long-term growth of capital.

     TUDOR
     Objective: Capital appreciation.

     GROWTH AND INCOME
     Objective: Long-term growth of capital and current income.

     QUANTITATIVE EQUITY
     Objective: Seeks to provide investment results that exceed the S & P 500.

     CORE BOND
     Objective: Current income.

                                  CONSERVATIVE

+    INTERMEDIATE MUNICIPAL BOND
     Objective: High current income consistent with relative stability of principal
                Exempt from Federal Income Tax.

+*   TAX FREE MONEY MARKET
     Objective: Maximize current income with preservation of capital and liquidity.
                Exempt from Federal Income Tax.

*    GOVERNMENT MONEY MARKET
     Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the FDIC or U.S. Government. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

+ A portion of income may be subject to some state and/or local taxes and, for certain investors, it may be subject to the federal alternative minimum tax.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------
The United States economy continued to grow vigorously during the first half of 1999, although some slowing became apparent towards early summer. Corporate profits are very healthy; operating earnings for the S&P 500 are expected to grow 10% in 1999 after flat results in 1998. The negative side of strong economic results during the period was rising interest rates. The Federal Reserve Board, always concerned regarding future inflation, raised short-term rates in June 1999.

Inflation continues to be a powerful positive force for the financial markets. Inflation, as measured by the CPI, increased by approximately 2% year over year. While up slightly relative to 1998 year-end results, the CPI has been negatively affected by rebounding energy prices. The Internet revolution is highly disinflationary, offsetting energy inflationary pressures. A dramatic resurgence in inflation is quite unlikely, in our opinion.

The stock market was propelled by technology and momentum issues during the first quarter of 1999. Leadership was very narrow, much more so than in 1998. Five issues accounted for more than 50% of the total S&P 500 return during this first quarter. Stock market breadth rebounded during the second quarter when value stocks and small cap issues dramatically outperformed the prior leaders - large cap growth. The S&P 500 and NASDAQ indices were up 7.1% and 9.1% respectively, while the Russell 2000 Index of small capitalization stocks gained 15.6%, outperforming large capitalization issues for the first time since the third quarter of 1998.

As last year's global financial crisis recedes, industrial commodity prices continue their recovery. The increases, however, have not had much of an effect on inflation levels. It would seem that in this technology-driven growth, commodities have been contributing a declining share of economic output. Prices are no longer a good measure of aggregate supply and demand. As the strength of capital spending has increased, capacity has also expanded rapidly, reaching the highest levels seen since the beginning of the current recovery that began in 1992. This overhang of capacity has removed any pricing power.

As the year began, fixed income investors remained cautious about the financial turmoil that began in August, 1998 and continued through the beginning of the fourth quarter of 1998. As the year unfolded, economic statistics indicated that U.S. economic growth continued at a rapid pace, and a rebound in commodity prices caused market participants to fear that inflation could begin to reaccelerate. Yields rose sharply during the first quarter with the yields on intermediate maturities experiencing the most severe increases and long and short maturities rising more moderately. A strong consumer price index figure for April focused investors on a possible Fed move. Rates again rose across the yield curve as investors priced in aggressive tightening by the Fed after the Fed's announcement of a bias to tighten on May 18th. On June 30th, the Fed raised the Federal Funds rate by 25 basis points, and despite their announcing a neutral bias, markets continue to price in anticipation of further Fed tightening.

Corporate bonds achieved impressive returns during the first quarter, but increasing new issue supply, fears of illiquidity, and concerns regarding the impact of Fed rate hikes caused corporates, and virtually all non-Treasury sectors to underperform during the second quarter.

INTERNATIONAL MARKETS
---------------------

Concern about global deflation continued to abate in the first half of 1999 and although bond markets did not perform well, equity investors became more confident. Equity markets began the year on a sluggish note, then rallied before entering a more volatile pattern late in the period. The talking point was the Dow Jones index exceeding 10,000 and then very quickly exceeding 11,000 before consolidating, and this helped to set the tone for the rest of the world. Concerns over profits growth that had existed in late 1998 largely vanished and merger and acquisition activity and corporate restructuring continued to be prominent. In addition, there was no apparent shortage of liquidity from households and institutions to support markets, which moved ahead strongly as hopes of better economic conditions and corporate restructuring dominated.

We believe that the global business cycle is likely to extend through 1999 and into 2000, with inflation remaining very subdued. Inflation control should be assisted by spare capacity on a worldwide basis, together with continuing benefits from the information technology revolution, from continuing globalization of businesses and from the increasing openness of economies.

This combination of solid economic growth and low inflation, together with corporate change and amalgamation and strong liquidity, is supportive of financial asset prices and we believe the medium term outlook for equities remains sound. However, the summer and autumn months promise to provide some volatile conditions for financial markets - although a repeat of the very sharp equity market declines seen last summer seems unlikely - and investors will need to look through occasional market turbulence to the opportunities beyond.

Our investment approach remains directed at selecting securities and constructing portfolios that should assist our shareholders in achieving their investment goals.

                                                        Sincerely,



                                                        /s/ ROGER J. WEISS
                                                        ------------------
                                                        Roger J. Weiss
                                                        Chairman of the Board
                                                        July 21, 1999

WEISS, PECK & GREER MUTUAL FUNDS

Major Portfolio Changes - Equity Funds - Six Months Ending June 30, 1999 - (Unaudited)

TUDOR FUND                                   GROWTH AND INCOME FUND

ADDITIONS                                    ADDITIONS
---------                                    ---------
Biomet                                       Albertsons
Compucredit Corp.                            AT&T Corp. Liberty Media Cl A
Dollar Tree Stores                           CBS Corp.
GST Telecommunications                       Colgate - Palmolive Co.
Harrah's Entertainment                       Gillette Co.
Intermedia Communications                    Heinz (H.J.) Co.
Lattice SemiConductors                       MCI Worldcom Inc.
Lincare Holdings Inc.                        Microsoft Corp.
Tuesday Morning Corp.                        Providian Financial
Vantive Corp.                                Tyco International

DELETIONS                                    DELETIONS
---------                                    ---------
ADVO Inc.                                    Cadence Design Systems Inc.
Amerin Corp.                                 Compaq Computer Corp.
CalMat Co.                                   Computer Associates International
Coastal Bancorp Inc.                         Healthsouth Corp.
KOMAG Inc.                                   Hewlett - Packard Co.
Paging Network Inc.                          Home Depot
Pillowtex Corp.                              Schering - Plough Corp.
Primark Corp.                                Schlumberger Ltd.
Skytel Communications                        Storage Technology Corp.
Unova Inc.                                   Warner Lambert Co.


QUANTITATIVE EQUITY FUND                     INTERNATIONAL FUND

ADDITIONS                                    ADDITIONS
---------                                    ---------
American International Group                 Air Liquide
BankBoston Corp.                             Allied Zurich PLC
Boise Cascade Corp.                          Argentaria, Caja Postal Y Banco
Cisco Systems                                Banque Nationale De Paris
Citigroup Inc                                Electricidade De Portugal SA
Johnson & Johnson Co.                        Fanuc Ltd.
Lexmark Holdings                             Groupe Danone
MCI Worldcom Inc.                            HSBC Holdings
PP&L Resources Inc.                          Total Fina SA
Royal Dutch Petroleum Co. ADR                Vodafone Group

DELETIONS                                    DELETIONS
---------                                    ---------
Baltimore Gas & Electric Co.                 AXA
Dell Computer Corp.                          Bancaria De Espana
EMC Corp.                                    BBA Group
Kimberly Clark Corp.                         Elf Aquitaine
New York Times Corp. - Cl A                  Fuji Photo Film Ltd.
Phillips Petroleum Co.                       Pennon Group PLC
Providian Financial Corp.                    Prudential Corp. PLC
Sun Microsystems                             Sage Group PLC
Tyco International Ltd.                      SMC Corp.
Warner Lambert Co.                           Zeneca Group

WEISS, PECK & GREER MUTUAL FUNDS
Average Annual Total Returns for the Periods Ended June 30, 1999 - (Unaudited)

TUDOR
                                         SIX       ONE      FIVE       TEN
                                        MONTHS     YEAR     YEARS     YEARS
                                        ------     ----     -----     -----

TUDOR                                   13.66%    -11.01%   12.01%    10.26%

Russell 2000 Growth Index               12.22%      8.30%   15.33%    11.39%
Lipper Capital Appreciation Index       14.97%     20.28%   21.46%    15.47%

The first six months of 1999 saw a strong improvement in the performance of small cap stocks, which is Tudor's area of emphasis. This strength was particularly pronounced in the second quarter with the small cap universe, as measured by the Russell 2000 Growth Index, outperforming the larger S&P 500 Index.

The Tudor Fund outpaced the Russell 2000 Growth Index for the first six months of 1999, with very strong second quarter performance. The technology, retail and biotechnology sectors contributed greatly to our outperformance. The Fund also benefited from a more balanced sector weighting relative to the small cap universe. This allowed the Fund to generate its return through superior stock selection.

Several of the Fund's holdings appreciated by over 100% during the first six months of the year. The Fund also managed to keep disappointments to a minimum. Going forward we are encouraged by the relative performance of the small cap universe and believe that the substantial valuation gaps between small and large companies will narrow.

GROWTH AND INCOME

                                         SIX       ONE      FIVE       TEN
                                        MONTHS     YEAR     YEARS     YEARS
                                        ------     ----     -----     -----

GROWTH AND INCOME                      - 0.76%      6.59%   23.25%    16.39%

S & P 500 Index                         12.22%     29.16%   27.93%    18.78%
Lipper Growth & Income Funds            11.62%     21.41%   21.10%    15.23%

The six-month return for the WPG Growth and Income Fund was -0.8%, a disappointing result. The Fund portfolio is structured utilizing a long-term, low risk, high quality growth stock philosophy. During the first quarter of 1999 this low risk style did not perform well during a period of narrow leadership and highly volatile technology (Internet) outperformance. Second quarter performance was dominated by the resurgence of value/cyclical stocks as the U.S. economy gained momentum. During the six-month period, positions were initiated in issues such as CitiGroup, Colgate, GTE, Gillette, Heinz, MCI Worldcom, Microsoft, Oracle, Providian and Tyco at prices deemed to be reasonable relative to perceived elevated stock market valuations. We are quite optimistic regarding the long-term appeal of the U.S. financial markets yet concerned regarding short-term valuation.

QUANTITATIVE EQUITY


                                         SIX       ONE      FIVE      FROM
                                        MONTHS     YEAR     YEARS    1/1/93+
                                        ------     ----     -----    -------

QUANTITATIVE EQUITY                     11.23%     21.94%   24.02%    19.57%

S & P 500 Index                         12.22%     22.71%   27.93%    22.01%

The first half of 1999 has been a tale of two quarters for the Quantitative Equity Fund. During the first quarter our valuation factors continued the trend prevalent through most of 1998. During this period traditional measures of favorable stock valuation such as low Price to Earnings ratios had been correlated with negative relative returns. Another trend prevalent through much of 1998 and which continued into the first quarter of 1999 was a narrow market where most of the index returns were concentrated in very few of the largest stocks in the index. Both of these trends continued to impact the Quantitative Equity Fund's performance in the first quarter of 1999. The payoff to the Quantitative Equity discipline came in the second quarter. The traditional relationships that our model is based upon returned to the market. Valuation factors were again correlated with positive relative performance and the Quantitative Equity Fund substantially out-performed the market during the quarter. We are confident that our disciplined approach to the market will continue to add value through the balance of the year.

INTERNATIONAL


                                         SIX       ONE      FIVE      FROM
                                        MONTHS     YEAR     YEARS    6/1/89+
                                        ------     ----     -----    -------

INTERNATIONAL (a)                         6.16%    6.01%    7.26%     5.52%

EAFE (Europe, Australia, Far East) Index  3.24%    7.92%    8.52%     6.92%

The International Fund took advantage of the prevailing investment conditions and was able to outperform the EAFE index over the first half of 1999. Asset allocation at the beginning of the year was fairly neutral but the Fund benefited from good stock selection. Later in the period, asset allocation began to change. By the end of June the Fund was overweighted in continental Europe, based on cyclical grounds and the potential for corporate restructuring, and Japan. The UK was underweighted and so too was the Asian region, although the latter was based mainly on valuation grounds.

CORE BOND
                                         SIX       ONE      FIVE       TEN
                                        MONTHS     YEAR     YEARS     YEARS
                                        ------     ----     -----     -----

CORE BOND (b)                          - 1.12%     3.35%    6.21%     6.66%

Lehman Aggregate Index                 - 1.37%     3.15%    7.83%     8.15%
Morningstar Intermediate-Term Bond     - 1.75%     1.76%    6.96%     7.48%


For the six months ended June 30, 1999, WPG's Core Bond Fund's total return exceeded that of the Lehman Aggregate Index by 25 basis points. The Fund achieved outperformance due primarily to positioning in the corporate sector. The Fund began the year with a modest overweight to the corporate sector, which was increased in January following the cheapening which occurred as fears regarding Brazil began to materialize. Spreads to Treasuries of the corporate market tightened through May, after which the sector cheapened in the face of substantial new issue volumes of corporate debt securities. Much of the benefit of the corporate exposure came from top performing sub-sectors of the corporate market, including energy, brokerage, finance and REITs. The Fund also began the period with an overweight in mortgage securities. This was reduced in late January, and by early February was moved to a modest underweight. The outperformance of mortgage securities in February therefore negatively impacted performance. Modest overweights in the asset-backed, commercial mortgage, and agency sectors and yield curve positioning had no impact on performance.

INTERMEDIATE MUNICIPAL BOND


                                         SIX       ONE      FIVE      FROM
                                        MONTHS     YEAR     YEARS    7/1/93+
                                        ------     ----     -----    -------

INTERMEDIATE MUNICIPAL BOND (c)        - 0.86%     2.54%    5.77%      4.93%

Lehman Brothers 3-10 Year
    Municipal Bond Index               - 0.55%     3.02%    6.11%      5.32%
Lipper Intermediate Muni Funds         - 1.13%     2.19%    5.53%      4.55%

After a modest positive return in the first quarter, total returns turned negative for all but the shortest sectors of the municipal market. During this period of rising rates, the Fund was in a defensive posture, while maintaining the general strategy of adding value at the security level. The Fund has outperformed the Lipper average for all trailing periods.



+    Inception of Fund.

(a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 6/30/99 and from inception through 6/30/99 would have been lower.

(b) The Adviser waived a portion of its fee since January 1, 1998. Had the Adviser not done so, the total return for the six months ended 6/30/99, one year ended 6/30/99, five years ended 6/30/99 and ten years ended 6/30/99 would have been lower.

(c) The Adviser waived its fee from inception of the Fund through October 19, 1994 and has waived a portion of its fee from March 1, 1997 though June 30, 1999 and has also reimbursed certain other expenses from inception date through February 28, 1997. Had the Adviser not done so, the total return of the Fund for the six months ended 6/30/99, for the year ended 6/30/99 and from inception through 6/30/99 would have been lower.

     Performance represents historical data. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except noted below) assume the reinvestment of all capital gain distributions and income dividends. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index measures changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $220 million. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged groups of securities and it is not possible to invest directly in an index.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT JUNE 30, 1999* - (UNAUDITED)

                                                         MARKET
                                                          VALUE          PERCENT
TUDOR FUND                                               (000'S)         OF FUND
--------------------------------------------------------------------------------
Remedy Corp. ......................................     $ 2,451            3.0%
Aurora Foods Inc. .................................       1,596            2.0%
Technology Solutions ..............................       1,557            1.9%
Harrah's Entertainment ............................       1,326            1.6%
Dollar Tree Stores ................................       1,324            1.6%
Compucredit Corp. .................................       1,319            1.6%
Burlington Coat Factory ...........................       1,305            1.6%
Intermediate Communications........................       1,230            1.5%
Vantive Corp. .....................................       1,222            1.5%
OM Group Inc. .....................................       1,211            1.5%
                                                        -------           -----
                                                        $14,541           17.8%
                                                        =======           =====



                                                         MARKET
                                                          VALUE          PERCENT
GROWTH AND INCOME FUND                                   (000'S)         OF FUND
--------------------------------------------------------------------------------

American International Group Inc. .................     $ 5,268            3.6%
Carnival Corp. ....................................       4,850            3.3%
Bristol-Myers Squibb Co. ..........................       4,649            3.2%
Harcourt General ..................................       4,640            3.2%
American Express Co. ..............................       4,554            3.1%
Tyco International ................................       4,463            3.0%
Johnson & Johnson .................................       4,410            3.0%
Pfizer Inc. .......................................       4,390            3.0%
McDonald's Corp. ..................................       4,358            3.0%
Federal Home Loan
     Mortgage Corp. ...............................       4,350            3.0%
                                                        -------           -----
                                                        $45,932           31.4%
                                                        =======           =====


                                                         MARKET
                                                          VALUE          PERCENT
QUANTITATIVE EQUITY FUND                                 (000'S)         OF FUND
--------------------------------------------------------------------------------

International Business
     Machines Corp.................................     $ 3,516            4.4%
General Electric Co. ..............................       3,085            3.9%
Microsoft Corp. ...................................       3,003            3.8%
AT&T Corp. ........................................       1,993            2.5%
Bristol-Myers Squibb Co. ..........................       1,958            2.5%
Intel Corp. .......................................       1,958            2.5%
Royal Dutch Petroleum Co. ADR .....................       1,699            2.1%
Chase Manhattan Corp. .............................       1,637            2.1%
Exxon Corp. .......................................       1,608            2.0%
Schering-Plough Corp. .............................       1,526            1.9%
                                                        -------           -----
                                                        $21,983           27.7%
                                                        =======           =====


                                                         MARKET
                                                          VALUE          PERCENT
INTERNATIONAL FUND                                       (000'S)         OF FUND
--------------------------------------------------------------------------------


Telecom Italia SPA ................................     $   179            3.2%
Canon Inc. ........................................         173            3.0%
Total Fina SA .....................................         159            2.8%
Vivendi ...........................................         127            2.2%
Barclays ..........................................         124            2.2%
Novartis AG .......................................         121            2.1%
Philips Electronics ...............................         121            2.1%
Bank of Scotland ..................................         119            2.1%
Preussag AG .......................................         117            2.1%
Banque Nationale de Paris .........................         117            2.1%
                                                        -------           -----
                                                        $ 1,357           23.9%
                                                        =======           =====


Page 6









WEISS, PECK & GREER MUTUAL FUNDS
TEN LARGEST HOLDINGS AT JUNE 30, 1999* - (UNAUDITED) - CONTINUED


                                                         MARKET
                                                          VALUE      PERCENT
CORE BOND FUND                                           (000'S)     OF FUND
--------------------------------------------------------------------------------

Federal National Mortgage Association
     Discount Note Due 7/20/99 ....................     $14,832        10.7%
United States Treasury Note 5.500%
     Due 5/15/09 ..................................      12,988         9.4%
Federal National Mortgage Association 6.500%
     Due 7/1/14 ...................................      12,336         8.9%
Federal National Mortgage Association 6.500%
      Due 7/1/29 ..................................      12,143         8.8%
Federal National Mortgage Association 7.000%
     Due 7/1/29 ...................................      11,630         8.4%
Federal National Mortgage Association Note 6.500%
     Due 4/29/09 ..................................       9,530         6.9%
Federal National Mortgage Association Discount Note
     Due 7/16/99 ..................................       5,908         4.3%
United States Treasury Note 5.250% Due 8/15/03 ....       5,819         4.2%
Federal National Mortgage Association Note 5.625%
     Due 5/14/04 ..................................       5,519         4.0%
Wachovia Credit Card Master Trust Series
     1995-I Class A 5.158% Due 3/15/03 ............       5,154         3.7%
                                                        -------        -----
                                                        $95,859        69.3%
                                                        =======        =====





INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Denison Texas Independent School District
     School Building Zero Coupon Due 8/1/00 .......     $ 1,202         4.8%
Milwaukee Wisconsin Public Improvements-Series 0
     General Obligation 5.000% Due 6/15/08 ........       1,016         4.1%
Chicago Illinois Emergency Telephone System
     (FGIC Insured) 5.250% Due 1/1/12 .............       1,007         4.1%
Port of Houston Texas General Obligation
      Bond 5.100% Due 10/1/11 .....................         994         4.0%
Arlington County Virginia Public Improvement
     General Obligation Bond 5.125% Due 6/1/11 ....         923         3.7%
Municipal Assistance Corp.for New York City
     New York Series E 6.000% Due 7/1/06 ..........         915         3.7%
San Antonio Texas Electric & Gas Series A
     Revenue Bonds 5.250% Due 2/1/11 ..............         707         2.9%
Oklahoma County Oklahoma Home Finance
     Authority Single Family Refunding
        Prerefunded Zero Coupon Due 7/1/12 ........         672         2.7%
Oregon State Housing and Community Services
     Single Family Mortgage Series B
        6.875% Due 7/1/28 .........................         580         2.3%
Cypress-Fairbanks Texas General Obligation
Independent School District 7.300% Due 2/15/07 ....         573         2.3%
                                                        -------       ------
                                                        $ 8,589        34.6%
                                                        =======       ======


* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                                     TUDOR

           COMMON STOCKS (93.2%)
           CAPITAL GOODS
           BIOTECHNOLOGY (1.0%)
 48,700  +#SangStat Medical ...............................        $  840
                                                                   ------

           COMMUNICATIONS (3.5%)
 12,100  +#Adolph Communications ..........................           770
 41,000  +#Intermediate Communications ....................         1,230
    100    Network Plus ...................................             2
 27,600  + Powerwave Technologies Inc. ....................           890
                                                                   ------
                                                                    2,892
                                                                   ------

           COMPUTER SYSTEMS (0.8%)
  6,800  + Brocade Communications .........................           656
                                                                   ------

           ELECTRONICS (1.9%)
 23,500  + Hadco Corp. ....................................           934
  1,800  + Maker Communications ...........................            56
106,500  + Maxtor Corp. ...................................           536
                                                                   ------
                                                                    1,526
                                                                   ------

           INFORMATION SERVICES (5.8%)
 39,800    Comdisco .......................................         1,020
 17,700  + Electronic Arts Inc. ...........................           960
 22,250  + Fiserv Inc. ....................................           697
 14,100    Sungard Data System ............................           486
144,000  + Technology Solutions ...........................         1,557
                                                                   ------
                                                                    4,720
                                                                   ------

           INTERNET (1.9%)
 18,900 + Concentric Network ..............................           751
 10,200 + E-Loan Inc. .....................................           394
  1,600 + nFront Inc. .....................................            24
  6,600 + Safeguard Scientific ............................           409
                                                                   ------
                                                                    1,578
                                                                   ------

           MACHINERY (1.0%)
 28,500  + Applied Power Inc. .............................           778
                                                                   ------

           MULTI MEDIA (0.5%)
 15,600    Penton Media Inc. ..............................           378
                                                                   ------

           OTHER CAPITAL GOODS (2.7%)
 49,700  + BE Aerospace Inc. ..............................           929
 10,900  + Gulfstream Aerospace Corp. .....................           736
 42,651  + Stoneridge .....................................           576
                                                                   ------
                                                                    2,241
                                                                   ------

           PHARMACEUTICALS (3.9%)
 24,000  + Accredo Health Inc. ............................           786
 29,600    Alpharma Inc. Cl A .............................         1,053
 18,000  + Alza Corp. .....................................           916
 33,900  + Guilford Pharmaceuticals .......................           432
                                                                   ------
                                                                    3,187
                                                                   ------

           SEMICONDUCTORS (4.3%)
 69,800  + ADE Corp. ......................................           837
 28,700  + ETEC Systems Inc. ..............................           954
 13,300  + Globespan Inc. .................................           529
 19,100  + Lattice Semiconductors .........................         1,189
                                                                   ------
                                                                    3,509
                                                                   ------

           SOFTWARE & SERVICES (5.2%)
    125    Exigent International ..........................             1
 23,200    Rational Software ..............................           764
 91,200  + Remedy Corp. ...................................         2,451
 55,158  + Structural Dynamics Research ...................         1,024
                                                                   ------
                                                                    4,240
                                                                   ------
                                                                   26,545
                                                                   ------
           CONSUMER
           APPLICATIONS SOFTWARE (1.5%)
106,800  + Vantive Corp. ..................................         1,222

           COMPUTER SOFTWARE (5.5%)
 69,400  + Compucredit Corp. ..............................         1,319
 12,100  + Infoseek Corp. .................................           580
 10,400  + Lycos Inc. .....................................           955
 53,300  + Manugistics Group, Inc. ........................           773
 13,900  + Northpoint Communications ......................           507
 6,700   + Rhythms NetConnection ..........................           391
                                                                   ------
                                                                    4,525
                                                                   ------

           ENTERTAINMENT (2.9%)
 60,300  + Harrah's Entertainment .........................         1,326
 15,700  + SFX Entertainment ..............................         1,005
                                                                   ------
                                                                    2,331
                                                                   ------

           FOOD (4.2%)
 30,700  + American Italian Pasta Co. - CI A ..............           933
 91,200  + Aurora Foods Inc. ..............................         1,596
 30,500  + Wild Oats Market Inc. ..........................           925
                                                                   ------
                                                                    3,454
                                                                   ------

           HEALTH CARE SERVICES (0.7%)
 21,800    Mylan Labs .....................................           578
                                                                   ------

           MEDIA (0.9%)
 61,300    Hollinger International Corp. Cl A. ............           728
                                                                   ------

           MEDIA - COMMUNICATION (5.6%)
 8,220     At Home Corp. ..................................           443
 26,100  + Citadel Communications .........................           945
 7,000   + Copper Mountain Networks .......................           541
 90,100  + GST Telecommunications .........................         1,188
 25,700  + Voicestream Wireless ...........................           731
 26,900  + Western Wireless Corp. Cl A ....................           726
                                                                   ------
                                                                    4,574
                                                                   ------

Page 8

                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                                TUDOR (CONTINUED)


           MEDICAL EQUIPMENT (1.3%)
 39,400    Invacare Corp. .................................       $ 1,054
                                                                  -------

           MEDICAL HOSPITAL MANAGEMENT & SERVICES (2.0%)
 44,200  + Lincare Holdings Inc. ..........................         1,105
 16,000  #+Sunrise Assisted Living ........................           558
                                                                  -------
                                                                    1,663
                                                                  -------

           MEDICAL SUPPLIES (1.4%)
 28,300  + Biomet .........................................         1,125
                                                                  -------

           RETAIL (12.4%)
 26,900  + Bed Bath & Beyond Inc. .........................         1,036
 67,600  + Burlington Coat Factory ........................         1,305
 16,900  + Claires Stores Inc. ............................           433
 30,100  + Dollar Tree Stores .............................         1,324
 70,100  + Guitar Center Inc. .............................           732
 17,400  + Jones Inter Cable ..............................           853
 64,200  + Micro Warehouse Inc. ...........................         1,148
 30,100  + Rubio's Restaurants ............................           465
 45,000  + Tuesday Morning Corp. ..........................         1,147
 22,400  + Wet Seal Inc. Cl A .............................           641
 26,500  + Zale Corp. New .................................         1,060
                                                                  -------
                                                                   10,144
                                                                  -------
                                                                   31,398
                                                                  -------

           ENERGY OIL & GAS EXPLORATION (3.5%)
 37,000  #+BJ Services ....................................         1,089
 52,900  + Core Laboratories ..............................           737
248,200  + Gulf Canada Resources Ltd ......................         1,040
                                                                  -------
                                                                    2,866
                                                                  -------

           INTERMEDIATE GOODS & SERVICES
           BASIC INDUSTRIES (3.4%)
 39,040  + Airgas Inc. ....................................           478
 50,700    Lyondell Petrochemical Co. .....................         1,046
 35,100    OM Group Inc. ..................................         1,211
                                                                  -------
                                                                    2,735
                                                                  -------

           BUSINESS SERVICES (1.6%)
 13,300  + DLJ Direct .....................................           393
 47,000    Norrel Corp. ...................................           884
                                                                  -------
                                                                    1,277
                                                                  -------

           FURNITURE (1.2%)
 26,050    Ethan Allen Interiors Inc. .....................           983
                                                                  -------


           TRANSPORTATION (2.0%)
 41,600  + America West Holdings Corp. Cl B ...............           785
 34,800    Skywest Inc. ...................................           868
                                                                  -------
                                                                    1,653
                                                                  -------
                                                                    6,648
                                                                  -------

           INTEREST SENSITIVE BANKS (2.2%)
 35,200  + People's Heritage Financial ....................           662
 49,615    Washington Federal Inc. ........................         1,113
                                                                  -------
                                                                    1,775
                                                                  -------

           HOMEBUILDING (1.4%)
 47,900    Del Webb Corp. .................................         1,144
                                                                  -------

           INSURANCE (1.5%)
 43,300    Frontier Insurance Group Inc. ..................           666
 14,935    Orion Capital Corp. ............................           536
                                                                  -------
                                                                    1,202
                                                                  -------

           OTHER (4.4%)
 26,100  + Affiliated Managers Group ......................           788
 29,880    BRE Properties .................................           775
 23,100  + TheStreet.Com Inc. .............................           832
 42,322    Waddell & Reed Financial .......................         1,161
                                                                  -------
                                                                    3,556
                                                                  -------

           SCHOOLS (1.1%)
 26,100  + Career Education Corp. .........................           882
                                                                  -------
                                                                    8,559
                                                                  -------

           TOTAL COMMON STOCK
               (Cost $62,173) .............................        76,016
                                                                  -------

PRINCIPAL
AMOUNT
(000's)
-------
           EURO TIME DEPOSIT (7.1%)
               (Cost $5,768)
$ 5,768    Societe Generale Bank 5.000% Due 7/1/99 ........         5,768
                                                                  -------

           TOTAL INVESTMENTS (100.3%)
               (Cost $67,941) .............................        81,784

           LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%) ..          (268)
                                                                  -------

           TOTAL NET ASSETS (100.0%) ......................       $81,516
                                                                  =======

+  Non-income producing security.
#  Securities out on loan.


                                                                          Page 9

                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                                GROWTH AND INCOME

           COMMON STOCKS ( 98.5%)
           CAPITAL GOODS
           BROADCASTING / ADVERTISING (10.0%)
100,000  + AT&T Corp. Liberty Media Cl A ..................       $ 3,675
100,000  + CBS Corp. ......................................         4,344
 19,500  + GTE Corp. ......................................         1,477
 39,500  + MCI Worldcom Inc. ..............................         3,399
 23,500  + Time Warner Inc. ...............................         1,727
                                                                  -------
                                                                   14,622
                                                                  -------

           COMPUTER SOFTWARE & SERVICES (11.2%)
    800    Ariba Inc. .....................................            78
 75,000  + BMC Software Inc. ..............................         4,050
 60,000  + Cisco Systems Inc. .............................         3,870
 60,001  + Computer Sciences Corp. ........................         4,151
 30,000  + Microsoft Corp. ................................         2,706
 44,100  + Oracle Systems .................................         1,637
                                                                  -------
                                                                   16,492
                                                                  -------

           INTERNET (0.1%)
  1,700    nFront Inc. ....................................            26
                                                                  -------

           OTHER CAPITAL GOODS (10.7%)
 60,000    Emerson Electric Co. ...........................         3,772
 34,500    General Electric Co. ...........................         3,899
 47,100    Tyco International .............................         4,463
 60,000    Xerox Corp. ....................................         3,544
                                                                  -------
                                                                   15,678
                                                                  -------

           TECHNOLOGY (0.2%)
    900  + Globespan Inc. .................................            36
  7,200    IXL Enterprises Inc. ...........................           193
                                                                  -------
                                                                      229
                                                                  -------
                                                                   47,047
                                                                  -------

           CONSUMER
           HEALTH CARE (10.9%)
 54,000    Baxter International ...........................         3,274
 66,000    Bristol-Myers Squibb Co. .......................         4,649
 50,000    Merck & Co. ....................................         3,700
 40,000    Pfizer Inc. ....................................         4,390
                                                                  -------
                                                                   16,013
                                                                  -------

           RESTAURANTS (3.0%)
105,500    McDonald's Corp. ...............................         4,358
                                                                  -------

           OTHER (18.1%)
 83,300  + Albertson's ....................................         4,295
 80,000  + AutoZone Inc. ..................................         2,410
100,000    Carnival Corp. .................................         4,850
 33,000    Colgate - Palmolive Co. ........................         3,259
 90,000    Harcourt General ...............................         4,640
100,000    PepsiCo Inc. ...................................         3,869
 80,000    Philip Morris Companies Inc. ...................         3,215
                                                                  -------
                                                                   26,538
                                                                  -------
                                                                   46,909
                                                                  -------

           OTHER CONSUMER
           NON-DURABLES (10.3%)
 68,900  + Gillette Co. ...................................         2,825
 50,000    Heinz H J Co. ..................................         2,506
 45,000    Johnson & Johnson ..............................         4,410
100,000    Sara Lee Corp. .................................         2,269
 44,643    Unilever NV ADR ................................         3,114
                                                                  -------
                                                                   15,124
                                                                  -------

           NATURAL RESOURCES
           ENERGY & RELATED (2.1%)
 70,000    Halliburton ....................................         3,168
                                                                  -------

           REAL ESTATE INVESTMENT TRUSTS
           COMMERCIAL & INDUSTRIAL (2.5%)
 80,000    Crescent Real Estate Equities Inc. .............         1,900
 80,000    Duke Realty Investors Inc. .....................         1,805
                                                                  -------
                                                                    3,705
                                                                  -------

           HEALTH CARE (0.2%)
 25,400    LTC Properties Inc. ............................           330
                                                                  -------
                                                                    4,035
                                                                  -------

           INTEREST SENSITIVE
           BANKS (2.5%)
100,000    Bank of New York Inc. ..........................         3,669
                                                                  -------

           INSURANCE (5.6%)
 51,500    AMBAC Inc. .....................................         2,942
 45,000    American International Group Inc. ..............         5,268
                                                                  -------
                                                                    8,210
                                                                  -------

           OTHER (11.1%)
 35,000    American Express Co. ...........................         4,554
 75,000    Federal Home Loan Mortgage Corp. ...............         4,350
 55,900    Federal National Mortgage Association ..........         3,822
  1,000  + Goldman Sachs Group ............................            72
    100    Network Plus Corp. .............................             2
 36,800    Providian Financial ............................         3,441
                                                                  -------
                                                                   16,241
                                                                  -------
                                                                   28,120
                                                                  -------

           TOTAL COMMON STOCKS
               Cost $103,246) .............................       144,403
                                                                  -------

                       See notes to financial statements


Page 10


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


PRINCIPAL
AMOUNT                                                           VALUE
(000'S)                      SECURITY                           (000'S)
---------                    --------                           -------

                          GROWTH AND INCOME (CONTINUED)


           EURODOLLAR DEPOSIT (1.8%)
               (Cost $2,603)
 $2,603    Societe Generale Bank 5.000% Due 7/1/99 ........      $  2,603
                                                                 --------

           TOTAL INVESTMENTS (100.3%)
               (Cost $105,849) ............................       147,006
                                                                 --------

           LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%) ..          (372)
                                                                 --------

           TOTAL NET ASSETS (100.0%) ......................      $146,634
                                                                 ========

+ Non-income producing security.


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                              QUANTITATIVE EQUITY

           COMMON STOCK (99.5%)
           Basic Materials (0.5%)
 15,950  + AK Steel Holding Corp. .........................       $   359
                                                                  -------

           COMMERCIAL SERVICES (0.7%)
 17,700    Viad Corp. .....................................           548
                                                                  -------

           CONSUMER CYCLICALS (6.6%)
 17,200    Brunswick Corp. ................................           479
  6,200    Coca Cola Co. ..................................           388
  5,300    Corning Inc. ...................................           372
 14,150  + Federated Department Stores ....................           749
 19,800    Ford Motor Co. .................................         1,117
 16,875    Gap Inc. .......................................           850
 25,600    Wal-Mart Stores, Inc. ..........................         1,235
                                                                  -------
                                                                    5,190
                                                                  -------

           CONSUMER NON-CYCLICALS (7.4%)
  9,250    Anheuser- Busch Cos. Inc. ......................           656
 18,400    Dial Corp. .....................................           684
 15,400    Donnelley RR & Sons ............................           571
 10,600    General Mills Inc. .............................           852
 15,550    Heinz H J Co. ..................................           779
 18,600    Philip Morris Companies Inc. ...................           747
 12,950    Premark International ..........................           486
  8,000    Proctor & Gamble Co. ...........................           714
 15,900    Sara Lee Corp. .................................           361
                                                                  -------
                                                                    5,850
                                                                  -------

           CONSUMER SERVICES (7.0%)
 34,800    Darden Restaurants Inc. ........................           759
  6,050    Dayton Hudson Corp. ............................           393
 14,200  + Foodmaker Inc. .................................           403
 13,500    Home Depot .....................................           870
  5,000    Marriott International Inc. ....................           187
 13,800  + MediaOne Group Inc. ............................         1,026
 31,900    Supervalu Inc. .................................           820
  6,800    Time Warner Inc. ...............................           500
 26,150  + Toys R Us ......................................           541
                                                                  -------
                                                                    5,499
                                                                  -------

           ENERGY (7.5%)
 17,200    Coastal Corp. ..................................           688
 20,850    Exxon Corp. ....................................         1,608
 28,200    Royal Dutch Petroleum Co. ADR ..................         1,699
 33,400    PP&L Resources Inc. ............................         1,027
 23,900  + Union Pacific Resources Group ..................           390
 15,200  + USX-Marathon Group .............................           495
                                                                  -------
                                                                    5,907
                                                                  -------


                       See notes to financial statements

                                                                         Page 11



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                         QUANTITATIVE EQUITY (CONTINUED)

           FINANCE (15.2%)
  6,800    AMBAC Inc. .....................................      $    388
  8,500    American General Corp. .........................           641
  8,800    American International Group ...................         1,030
 13,200    AmSouth Bancorp ................................           306
 17,400    BankBoston Corp. ...............................           890
 18,900    Chase Manhattan Corp. ..........................         1,637
 32,050    Citigroup Inc. .................................         1,522
 12,000    Comerica Inc. ..................................           713
 14,100    Federal National Mortgage Association ..........           964
 10,600    Fleet Financial Group Inc. .....................           470
  6,500    Hartford Financial .............................           379
 16,350    Household International Inc. ...................           775
  9,000    Morgan Stanley Dean Witter .....................           923
 17,600    PNC Bank .......................................         1,014
  9,800  + Travelers Property Casualty Cl A ...............           384
                                                                  -------
                                                                   12,036
                                                                  -------


           FOREST PRODUCTS & PAPER (1.3%)
 23,500    Boise Cascade Corp. ............................         1,008
                                                                  -------

           HEALTH CARE (12.0%)
 21,100    Abbott Laboratories ............................           960
  5,100  + Amgen Inc. .....................................           311
  6,000    Baxter International ...........................           364
 27,800    Bristol-Myers Squibb Co. .......................         1,958
  9,900    du Pont E I De Nemours & Co. ...................           676
 11,200    Guidant Corp. ..................................           576
  8,950    Johnson & Johnson Co. ..........................           877
  7,700    Lilly (Eli) & Co. ..............................           552
 16,400    Merck & Co. Inc. ...............................         1,214
 28,800    Schering-Plough Corp. ..........................         1,526
  5,800  + Wellpoint Health Networks ......................           492
                                                                  -------
                                                                    9,506
                                                                  -------

           INDUSTRIAL (7.0%)
 21,500  + Cytec Industries Inc. ..........................           685
 27,300    General Electric Co. ...........................         3,085
 17,800    IMC Global Inc. ................................           314
  9,600    Ingersoll Rand Co. .............................           620
 11,800    Johnson Controls ...............................           818
                                                                  -------
                                                                    5,522
                                                                  -------

           MACHINE AND MACHINE TOOLS (3.0%)
  6,850  + Cummins Engine Inc. ............................           391
 19,600  + Lexmark Holdings ...............................         1,295
 16,500    Milacron Inc. ..................................           305
  8,900    York International .............................           381
                                                                  -------
                                                                    2,372
                                                                  -------

           TECHNOLOGY (22.2%)
  9,200    Adobe Systems Inc. .............................           756
 16,500  + Apple Computer Inc. ............................           764
 14,500  + Cisco Systems ..................................           935
  8,500    Computer Associate International ...............           467
 18,800  + Compuware Corp. ................................           598
 12,550  + Galileo International, Inc. ....................           671
  7,700    Honeywell Inc. .................................           892
 32,900    Intel Corp. ....................................         1,958
 27,200    International Business Machines Corp. ..........         3,516
  5,800  + Litton Industries Inc. .........................           416
  7,300  + LSI Logic Corp. ................................           337
 18,500    Lucent Technologies ............................         1,248
 33,300  + Microsoft Corp. ................................         3,003
 13,600    United Technologies Corp. ......................           975
 16,600    US West Inc. ...................................           975
                                                                  -------
                                                                   17,511
                                                                  -------

           TELECOMMUNICATIONS (7.3%)
 11,400    Ameritech Corp.                                            838
 35,700    AT&T Corp.                                               1,992
 27,100    BellSouth Corp.                                          1,270
 12,700  + MCI Worldcom Inc.                                        1,093
  3,100    Vodafone Airtouch ADR                                      611
                                                                  -------
                                                                    5,804
                                                                  -------

           TRANSPORTATION (0.8%)
 11,600    Delta Airlines Inc.                                        668
                                                                  -------

           Utilities (1.0%)
 28,350    Constellation Energy Group .....................           840
                                                                  -------

           TOTAL INVESTMENTS (99.5%)
               (Cost $60,465) .............................        78,620

           OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%) ...           433
                                                                  -------

           TOTAL NET ASSETS (100.0%) ......................       $79,053
                                                                  =======

+ Non-income producing security.


                       See notes to financial statements


Page 12



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                                  INTERNATIONAL


           COMMON STOCKS ( 96.7%)
           AUSTRALIA (1.5%)
 15,000    Email Limited ..................................       $    29
  1,800    National Australia Bank, Ltd. ..................            30
  3,600  + Smith (Howard) Ltd. ............................            27
                                                                  -------
                                                                       86
                                                                  -------

           BELGIUM (1.6%)
  2,790    Fortis AG ......................................            88
    210    Fortis AG-CVG ..................................             1
                                                                  -------
                                                                       89
                                                                  -------

           FRANCE (14.6%)
    460    Air Liquide ....................................            72
    380    Alcatel Alsthom ................................            53
  1,400    Banque Nationale De Paris ......................           117
    432    Carrefour SA ...................................            63
    452    Christian Dior .................................            73
    220    Groupe Danone ..................................            57
  1,145    Lafarge ........................................           109
  1,230    Total Fina SA ..................................           159
  1,564  + Vivendi ........................................           127
                                                                  -------
                                                                      830
                                                                  -------

           GERMANY (10.1%)
  2,000    Commerzbank AG .................................            61
  1,164    DaimlerChrysler AG .............................           101
  1,450    Hoechst AG .....................................            66
    960    Metro AG .......................................            60
  2,186    Preussag AG ....................................           117
  1,000    RWE AG .........................................            46
    850    Siemens AG .....................................            65
  2,650    Thyssen AG .....................................            58
                                                                  -------
                                                                      574
                                                                  -------

           HONG KONG (2.5%)
 26,000  + China Telecom ..................................            72
  8,000    Hutchison Whampoa ..............................            72
                                                                  -------
                                                                      144
                                                                  -------

           ITALY (3.2%)
 17,235    Telecom Italia SPA .............................           179
                                                                  -------

           JAPAN (23.4%)
  1,000    Bridgestone Corp. ..............................            30
  6,000    Canon Inc. .....................................           173
    440    Canon Sales Co. ................................             7
     88    Circle K Japan Co. .............................             4
  1,900  + Fanuc Ltd. .....................................           102
  5,000    Fujitsu ........................................           101
  5,000    Hitachi ........................................            47
      2  + Japan Tobacco Inc. .............................            22
  3,200    Kansai Electric Power Co. ......................            61
  3,000    Minebea Co. Ltd. ...............................            33
 12,000    Mitsubishi Materials Corp. .....................            27
 10,000  + Mitsui Chemicals Inc. ..........................            64
  1,000    Nabuchi Motor Co. Ltd. .........................            93
      9    Nippon Telegraph & Telephone Corp. .............           105
      5    NTT Mobile Communications ......................            67
 14,000    OJI Paper Company ..............................            81
  8,000    Okumura Corp. ..................................            30
  2,000    Pioneer Electronics Corp. ......................            39
  1,000    Secom Co. Ltd. .................................           104
  1,000    Takeda Chemical ................................            46
  3,000    Toyota Motor Co. ...............................            95
                                                                  -------
                                                                    1,331
                                                                  -------
           NETHERLANDS (8.3%)
  4,001    ABN-AMRO Holding NV ............................            87
    840    Akzo Nobel .....................................            35
  3,910    Elsevier NV ....................................            45
  1,625    ING Groep NV ...................................            88
  1,226  + Philips Electronics ............................           121
  1,600    Royal Dutch Petroleum ..........................            94
                                                                  -------
                                                                      470
                                                                  -------

           PORTUGAL (1.3%)
  4,000    Electricidade De Portugal SA ...................            72
                                                                  -------

           SPAIN (3.4%)
  4,100    Argentaria, Caja Postal Y Banco ................            93
  2,000    Endesa SA ......................................            43
  1,144  + Telefonica S.A. ................................            55
                                                                  -------
                                                                      191
                                                                  -------

           SWEDEN (3.4%)
  2,426    Ericsson LM - B ................................            78
    899    Pharmacia & Upjohn .............................            50
  5,600    Skandinaviska Enskilda BAN .....................            65
                                                                  -------
                                                                      193
                                                                  -------

           SWITZERLAND (5.6%)
    100    Adecco SA ......................................            54
     33    Nestle SA ......................................            59
     83    Novartis AG ....................................           121
     90    Swisscom AG ....................................            34
    170    UBS AG Registered ..............................            51
                                                                  -------
                                                                      319
                                                                  -------

                       See notes to financial statements


                                                                         Page 13


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


NUMBER                                                           VALUE
OF SHARES                      SECURITY                         (000'S)
---------                      --------                         -------

                           INTERNATIONAL (CONTINUED)


           UNITED KINGDOM (17.8%)
  6,000    Allied Zurich PLC ..............................        $   75
  1,000    Astrazeneca PLC ................................            39
  9,000    Bank of Scotland ...............................           119
  4,260    Barclays .......................................           124
  5,000    British Energy .................................            43
  5,114    British Petroleum Co. ..........................            92
  6,156    Diageo .........................................            64
  3,100    Glaxo Wellcome .................................            86
  2,352    Granada Group ..................................            44
  2,600    HSBC Holdings ..................................            92
  6,000    Imperial Chemical Inds .........................            59
  5,113    Smithkline Beecham .............................            66
  3,000    Vodafone Group .................................            59
  3,200    Whitbread ......................................            50
                                                                  -------
                                                                    1,012
                                                                  -------

           TOTAL COMMON STOCKS
               (Cost $4,615) ..............................         5,490
                                                                  -------

PRINCIPAL
AMOUNT
(000's)
-------

           CONVERTIBLE BONDS
           JAPAN (1.3%)
               (Cost $51)
    $58    Sumitomo Bank International Finance
               0.750% Due 5/31/01 .........................            71
                                                                  -------

           TOTAL INVESTMENTS (98.0%)
               (Cost $4,666) ..............................         5,561

           OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%) ...           115
                                                                  -------

           TOTAL NET ASSETS (100.0%) ......................       $ 5,676
                                                                  =======

+ Non-income producing security.




                             International Fund
                             Industry Concentrations
                             -----------------------
% OF NET                                                          VALUE
ASSETS                                                           (000'S)
------                                                           -------

 12.4%     Telecommunications                                        $702
 10.9%     Banking                                                    622
 10.3%     Health Care                                                587
  7.2%     Energy Sources                                             409
  7.2%     Electrical & Electronics                                   406
  6.6%     Multi-Industry                                             375
  5.3%     Financial Services                                         299
  4.4%     Leisure & Tourism                                          247
  4.1%     Chemicals                                                  232
  3.4%     Automobiles                                                196
  3.4%     Building Materials & Components                            195
  3.2%     Business & Public Services                                 180
  3.0%     Business Services                                          173
  2.9%     Insurance                                                  164
  2.2%     Manufacturing                                              124
  2.2%     Food & Household Products                                  123
  1.8%     Computer Systems                                           101
  1.5%     Beverages & Tobacco                                         86
  1.4%     Forest Products & Paper                                     81
  1.3%     Consumer Non-Durables                                       74
  1.3%     Utilities - Electric & Gas                                  72
  0.8%     Broadcasting & Publishing                                   45
  0.5%     Consumer Non-Durables                                       30
  0.5%     Metals                                                      27
  0.1%     Merchandising                                                7
  0.1%     Retail                                                       4
-------                                                           -------
 98.0%     Total Investments                                        5,561

  2.0%     Other Assets in Excess of Liabilities                      115
-------                                                            ------
100.0%     Total Net Assets                                        $5,676
=======                                                            ======



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)


PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                                    CORE BOND


           LONG-TERM SECURITIES
           ASSET BACKED SECURITIES (3.8%)
               (Cost $5,442)
           CREDIT CARDS (3.8%)
 $2,120    American Express Master Trust
               Series 1998-1 Class A 5.900% Due 4/15/04 ...       $ 2,096
  3,255    Chase Credit Card Master Trust
               Series 1998-3 Class A 6.000% Due 8/15/05 ...         3,217
                                                                  -------
                                                                    5,313
                                                                  -------

           CORPORATE DEBENTURES (30.4%)
           BANKS (6.0%)
  2,000    BankBoston Corp. 6.125% Due 3/15/02 ............         1,981
    550    Chase Manhattan Corp. 9.750% Due 11/1/01 .......           591
  1,500    CitiGroup 7.250% Due 9/1/08 ....................         1,516
  1,425    Imperial Bank 8.500% Due 4/1/09 ................         1,369
    370    NationsBank Corp. 6.090% Due 12/14/01 ..........           365
  1,875    Providian National Bank 6.750% Due 3/15/02 .....         1,867
    550    Wells Fargo 9.900% Due 11/15/01 ................           593
                                                                  -------
                                                                    8,282
                                                                  -------

           Finance (13.7%)
  3,000    American General Finance Corp. 5.750%
               Due 11/1/03 ................................         2,907
  2,380    AON Capital Trust CIass A 8.205% Due 1/1/27 ....         2,498
     55    Aristar Inc. 6.000% Due 8/1/01 .................            54
    200    Associates Corp. NA 6.500% Due 10/15/02 ........           201
    350    Beneficial Corp. 6.270% Due 1/9/02 .............           348
  1,735    Beneficial Corp. 6.250% Due 2/18/03 ...........          1,710
    960    CIT Group Inc. 5.910% Due 11/23/05 .............           914
    620    Commercial Credit Corp.8.250% Due 11/1/01 ......           646
     50    Commercial Credit Corp. 6.875% Due 5/1/02 ......            51
  2,000    Conseco Inc. 7.875% Due 12/15/00 ...............         2,010
  1,905    Ford Motor Credit Co. 8.200% Due 2/15/02 .......         1,987
  1,500    GMAC 6.650% Due 11/15/05 .......................         1,471
    300    Merrill Lynch & Co. 6.375% Due 10/1/01 .........           301
  2,525    Merrill Lynch & Co. 6.875% Due 11/15/18 ........         2,365
  1,415    Newcourt Credit Group 7.125% Due 12/17/03 (B) ..         1,404
     50    Salomon Smith Barney Holdings 5.875% Due 2/1/01             50
                                                                  -------
                                                                   18,917
                                                                  -------

           INDUSTRIAL (5.1%)
  1,480    Cendant Corp. 7.500% Due 12/1/00 ...............         1,494
  1,550    Enersis SA 7.400% Due 12/1/06 ..................         1,323
  1,500    Laidlaw Inc. 7.650% Due 5/15/06 ................         1,461
  1,475    Murphy Oil Corp. 7.050% Due 5/1/29 .............         1,390
  1,430    Service Corp. International 6.750% Due 6/1/01 ..         1,425
                                                                  -------
                                                                    7,093
                                                                  -------

           REAL ESTATE INVESTMENT TRUST (3.6%)
  3,590    CarrAmerica Realty Corp.6.250% Due 10/1/00 .....         3,564
  1,600    Simon DeBartolo Group LP 7.375% Due 6/15/18 ....         1,463
                                                                  -------
                                                                    5,027
                                                                  -------

           TRANSPORTATION (1.0%)
  1,400    Northwest Airlines Equipment Trust
               Series 1999-2 Class A 7.575% Due 3/1/19 ....         1,401
                                                                  -------

           UTILITY (1.0%)
  1,470    AT&T Corp. 6.500% Due 3/15/29 ..................         1,327
                                                                  -------

           TOTAL CORPORATE DEBENTURES
               (Cost $43,035) .............................        42,047
                                                                  -------

           U.S. Government Obligations (14.9%)
           U.S. Treasury Bond (1.3%)
  2,040    5.250% Due 11/15/28 ............................         1,808
                                                                  -------

                       See notes to financial statements

                                                                         Page 15





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                              CORE BOND (CONTINUED)

           U.S. TREASURY NOTES (13.6%)
$ 5,920    5.250% Due 8/15/03 (D) .........................      $  5,819
 13,295    5.500% Due 5/15/09 (D) .........................        12,988
                                                                 --------
                                                                   18,807
                                                                 --------

           U.S. TREASURY STRIPS (0.0%)
    285    Zero Coupon Due 5/15/17 ........................            92
                                                                 --------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Cost $20,573) .............................        20,707
                                                                 --------

           MORTGAGE PASS THROUGH SECURITIES (37.8%)
           FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION (FNMA) (29.2%)
    927    9.000% Due 11/1/10 .............................           975
 12,500    6.500% Due 7/1/14 (C) ..........................        12,336
 12,555    6.500% Due 7/1/29 (C) ..........................        12,143
 11,740    7.000% Due 7/1/29 (C) ..........................        11,630
  3,385    7.500% Due 8/1/29 (C) ..........................         3,418
                                                                 --------
                                                                   40,502
                                                                 --------

           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               (GNMA) (7.1%)
  1,890    7.500% Due 9/15/07 .............................         1,930
  4,103    8.500% Due 1/15/17-12/15/17 ....................         4,309
  1,927    8.000% Due 9/15/17-11/15/17 (E) ................         2,004
  1,608    6.500% Due 2/15/24 .............................         1,555
                                                                 --------
                                                                    9,798
                                                                 --------

           OTHER (1.5%)
  2,100    GMAC Commercial Mortgage Securities
               Series 1998-C2 Class A2 6.420%
               Due 8/15/08 (A) ............................         2,029
                                                                 --------

           TOTAL MORTGAGE PASS THROUGH SECURITIES
               (Cost $52,705) .............................        52,329
                                                                 --------

           NON-PASS THROUGH MORTGAGE NOTES (13.1%)
           FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               (Cost $18,589)
  9,855    6.500% Due 4/29/09 .............................         9,530
  5,695    5.625% Due 5/14/04 .............................         5,519
  1,085    5.250% Due 1/15/09 .............................           991
  2,185    6.375% Due 6/15/09 (D) .........................         2,167
                                                                 --------
                                                                   18,207

           SHORT-TERM SECURITIES
           ASSET BACKED SECURITIES (20.0%)
           CREDIT CARDS (14.9%)
  1,290    Capital One Master Trust Series 1995-1 Class A
               5.178% Due 10/15/03 (A) ....................         1,289
  1,790    Discover Card Master Trust Series 1999-3 Class A
               5.098% Due 9/15/04 (A) .....................         1,791
  1,220    Discover Card Master Trust Series 1997-1 Class A
               5.078% Due 2/16/05 (A) .....................         1,216
    610    First Deposit Master Trust Series 1995-1 Class A
               5.178% Due 8/15/04 (A) .....................           610
  1,540    First USA Bank Master Trust Series 1995-5
               Class A 5.170% Due 4/15/03 (A) .............         1,541
  2,170    First USA Bank Master Trust Series 1997-10
               Class A 5.090% Due 9/17/03 (A) .............         2,169
  2,545    MBNA Credit Card Trust Series 1995-I Class A
               5.158% Due 3/15/03 (A) .....................         2,547
  1,760    MBNA Credit Card Trust Series 1996-D Class A
               5.138% Due 9/15/03 (A) .....................         1,761
  1,070    MBNA Credit Card Trust Series 1998-I Class A
               5.248% Due 10/15/03 (A) ....................         1,073
  1,550    People's Master Credit Card Trust Series 1997-2
               Class A 5.118% Due 4/15/05 (A) .............         1,546
  5,145    Wachovia Credit Card Master Trust Series 1995-I
               Class A 5.158% Due 3/15/03 (A) .............         5,154
                                                                  -------
                                                                   20,697
                                                                  -------

           FINANCIAL (3.2%)
  1,560    Ford Motor Credit Corp. 5.324% Due 3/19/02 (A) .         1,559
  2,825    GMAC 5.250% Due 4/5/04 (A) .....................         2,825
                                                                 --------
                                                                    4,384
                                                                 --------

           REAL ESTATE INVESTMENT TRUST (1.9%)
  2,600    Mall Asset Realty Trust Series 1999-I Class A
               5.325% Due 12/13/01(A)(B) ..................         2,600
                                                                 --------

           Total Asset Backed Securities
               (Cost $27,686) .............................        27,681
                                                                 --------


                       See notes to financial statements

Page 16




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1999 - (UNAUDITED)

PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                              CORE BOND (CONTINUED)


           U.S. GOVERNMENT AGENCY DISCOUNT NOTES
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION (FNMA) (15.0%)
               (Cost $20,740)
$ 5,920    Discount Note Due 7/16/99 ......................      $  5,908
 14,870    Discount Note Due 7/20/99 ......................        14,832
                                                                 --------
                                                                   20,740
                                                                 --------

           TOTAL INVESTMENTS (135.0%)
                   (Cost $188,770) ........................       187,024

           LIABILITIES IN EXCESS OF OTHER ASSETS (-35.0%) .       (48,520)
                                                                 --------

           TOTAL NET ASSETS (100.0%) ......................      $138,504
                                                                 ========

(A) Adjustable rate security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers".
(C) When issued security.
(D) Security on loan.
(E) Securities pledged for delivery on TBA sale. See Note 1.



PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                           INTERMEDIATE MUNICIPAL BOND


           ALASKA (1.3%)
   $320    Alaska State Housing Finance Corporation
               Veterans Mortgage Program 5.000% Due 6/1/03           $324

           CALIFORNIA (6.6%)
    565    California Educational Facilities Authority
               Revenue Refunding College of Chiropractic
               4.700% Due 11/1/01 .........................           569

    400    California Health Facilities Finance Authority
               Revenue Northern Presbyterian Hospital
               4.500% Due 7/1/04 ..........................           395

    200    Corona California Public Finance Authority,
               Public Improvement Revenue Refunding
               5.950% Due 7/1/07 ..........................           206

    480    Simi Valley USA California University School
               District Certificates of Participation
               Refunding & Capital Improvement Projects
               (AMBAC Insured) 4.800% Due 8/1/10 ..........           473

           COLORADO (2.4%)
    100    Adams County Colorado School District  No. 12
               Series D General Obligation (MBIA Insured )
               5.450% Due 12/15/06 ........................           105

     45    Brighton Colorado General Obligation (FSA
               Insured ) Zero Coupon Due 12/1/00 ..........            43

    300    Superior Metropolitan District Number 2 Boulder
               County Colorado 4.625% Coupon Due 12/1/13 ..           298

    150    Westminster Colorado Multifamily Revenue
               Refunding Housing Oasis Wexford Apartments
               Project 5.350% Due 12/1/25 .................           155


                       See notes to financial statements

                                                                         Page 17




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)


           CONNECTICUT (1.4%)
    $85    Connecticut State Health & Education Facilities
               Authority Revenue Sacred Heart University
               Series D 4.800% Due 7/1/99 (a) .............           $85

     95    Connecticut State Health & Education Facilities
               Authority Revenue Sacred Heart University
               Series D 5.200% Due 7/1/01 .................            97

    100    Connecticut State Health & Education Facilities
               Authority Revenue Sacred Heart University
               Series D 5.300% Due 7/1/02 .................           103

     50    Stratford Connecticut General Obligation Bond
               (FGIC Insured) 7.000% Due 6/15/04 ..........            56

           DISTRICT OF COLUMBIA (1.2%)
     15    District of Columbia General Obligation Bond
               Prerefunded Revenue 5.000% Due 6/1/01 ......            15

    285    District of Columbia General Obligation Bond
               Series A-3 5.000% Due 6/1/01 ...............           288

           FLORIDA (5.0%)
    250    Jacksonville Florida Electric Authority Revenue
               6.000% Due 7/1/01 ..........................           254

    455    Pace Property Finance Authority Florida Utility
               System Revenue Refunding & Improvement
               (AMBAC Insured) 5.100% Due 9/1/09 ..........           462

    500    St. John's County Florida Water & Sewer Revenue
               (MBIA Insured) 5.250% Due 6/1/10 ...........           509

     10    St. Lucie County School Board Certificates of
               Participation Series A (AMBAC Insured)
               Prerefunded 7.250% Due 7/1/04 (a) ..........            11

           GEORGIA (1.9%)
    400    Georgia State Series D General Obligation
               6.700% Due 8/1/10 ..........................           458

           HAWAII (1.8%)
    450    Hawaii State Housing & Developing Corporation
               Single Family Mortgaging Revenue
               4.750% Due 7/1/06 ..........................           453

           ILLINOIS (5.9%)
  1,000    Chicago Illinois Emergency Telephone System
               (FGIC Insured) 5.250% Due 1/1/12 ...........         1,007

    100    Cook County Illinois College District No. 508
               (FGIC Insured) 8.400% Due 1/1/01 ...........           106

    100    Cook & DuPage Counties, Illinois Combined School
                District - Series B (FGIC Insured)
               Zero Coupon Due 12/1/05 ....................            74

    265    Illinois Health Facilities Authority Revenue
               Series A (MBIA Insured) 7.900% Due 8/15/03 .           267

           INDIANA (2.3%)
    310    La Porte Indiana Economic Development Revenue
               Boise Cascade Corp. Project Escrowed to
               Maturity 7.375% Due 6/1/01 .................           321

    250    Marion County Indiana Hospital Authority
               Hospital Facility Revenue Methodist Hospital
               of Indiana Escrowed to Maturity
               6.500% Due 9/1/08 ..........................           256



                       See notes to financial statements

Page 18




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)


           IOWA (0.4%)
   $100    Iowa Student Loan Liquidity Corporation
               Student Loan Revenue 6.450% Due 3/1/02 .....          $104

           KENTUCKY (2.0%)
    145    Dayton Kentucky Elderly Housing Speers Court
               (FHA Insured) 5.350% Due 9/1/05 ............           149

    345    Kentucky State Turnpike Authority Toll Road
               Revenue Series A 8.500% Due 7/1/04 .........           346

           MASSACHUSETTS (2.1%)
    500    New England Education Loan Marketing Corp.
               Series A 6.500% Due 9/1/02 .................           529

           MICHIGAN (1.5%)
     95    Ferris St. College Special Obligation
               7.500% Due 8/15/03 .........................           100

    240    Michigan State Building Authority Chippewa
               Correctional Facilities Escrowed to Maturity
               7.250% Due 10/1/04 .........................           271

           MINNESOTA (0.4%)
    100    St. Paul Minnesota Port Authority Commercial
               Development General Revenue Fort Road
               Med/Irvine (Asset Guaranty Insured)
               7.500% Due 9/1/02 ..........................           102

           NEBRASKA (1.0%)
    245    Nebraska Investment Finance Authority Multi
               Family Revenue Refunding Housing
               Wycliffe West 5.500% Due 12/1/25 ...........           254

           NEVADA (3.0%)
    400    Clark County Nevada School District General
               Obligation (FSA Insured) 5.500% Due 6/15/11            415

    160    Nevada Housing Division Single Family Program
               5.550% Due 10/1/02 .........................           158

    155    Nevada State Muni Bond Bank Project 38-39A
               Escrowed to Maturity Refunded
               6.400% Due 7/1/05 ..........................           160

           NEW JERSEY (2.4%)
    335    Arlington Arms Financing Corp. New Jersey
               Mortgage Revenue Arlington Arms Apartments
               (FHA Insured) 10.250% Due 3/1/25 ...........           341

    240    Gateway New Jersey Housing Development
               Corporation Revenue Bond Section 8
               (FHA Insured) 10.500% Due 8/1/25 ...........           245

           NEW YORK (7.3%)
    100    Hempstead Town New York General Obligation,
               Series B (AMBAC Insured) 6.500% Due 1/1/12 .           113

    850    Municipal Assistance Corp. for New York City
               New York Series E 6.000% Due 7/1/06 ........           915

    505    New York State Environmental Facility Corp.,
               Pollution Control Revenue Series B
               5.300% Due 12/15/10 ........................           517

    250    Onondaga County New York General Obligation Bond
               5.875% Due 2/15/09 .........................           268

           NORTH CAROLINA (1.8%)
    400    Surry County North Carolina Pollution Control
               Finance Authority (AMBAC Insured)
               9.250% Due 12/1/02 .........................           434


                       See notes to financial statements

                                                                         Page 19




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)

           OHIO (0.5%)
   $100    Loveland Ohio School District General Obligation
               6.650% Due 12/1/15 .........................          $109

     50    Ohio Housing Financing Agency Single Family
               Mortgage Series 1985A (FGIC Insured)
               Zero Coupon Due 1/15/15 ....................            11

           OKLAHOMA (3.4%)
  1,625    Oklahoma County Oklahoma Home Finance
               Authority Single Family Refunding
               Prerefunded Zero Coupon Due 7/1/12 .........           672

    160    Tulsa Oklahoma Metropolitan Utility Authority
               Revenue 7.000% Due 2/1/03 ..................           171

           OREGON (2.3%)
    550    Oregon State Housing & Community Services Single
               Family Mortgage Series B 6.875% Due 7/1/28 .           580

           PENNSYLVANIA (2.0%)
    500    Hempfield Pennsylvania School District Refunding
               6.700% Due 10/15/99 (a) ....................           501

           SOUTH CAROLINA (1.3%)
     70    Piedmont Municipal Power Agency South Carolina
               Electric Revenue Series A  Escrowed to
               Maturity (FGIC Insured) 6.125% Due 1/1/07 ..            76

    230    Piedmont Municipal Power Agency South Carolina
               Electric Refunding Escrowed to Maturity
               (MBIA Insured) 6.250% Due 1/1/09 ...........           252

           TEXAS (26.2%)
    500    Cypress-Fairbanks Texas General Obligation
               Independent School District
               7.300% Due 2/15/07 .........................           573

    500    Deer Park Texas Independent School District
               School Building 6.375% Due 2/15/07 .........           548

  1,250    Denison Texas Independent School District
               School Building Zero Coupon Due 8/1/00 .....         1,202

    570    Edgewood Texas Independent School District
               Lease Revenue 4.700% Due 8/15/05 ...........           557

    805    Harris County Texas Flood District General
               Obligation Zero Coupon Due 10/1/06 .........           504

    265    Lower Colorado River Authority Revenue
               Prerefunded 6.250% Due 5/1/07 ..............           289

    550    Mercedes Texas Independent School District
               4.800% Due 8/15/09 .........................           542

    580    Mercedes Texas Independent School District
               4.900% Due 8/15/10 .........................           571

  1,000    Port of Houston Texas General Obligation Bond
               5.100% Due 10/1/11 .........................           994

    700    San Antonio Texas Electric & Gas Series A
               Revenue Bonds 5.250% Due 2/1/11 ............           707

           UTAH (1.2%)
    275    Salt Lake City Utah Water Conservancy District
               Revenue Refunding Series A Escrowed to
               Maturity (MBIA Insured) 10.875% Due 10/1/02            305

           VIRGINIA (3.8%)
    915    Arlington County Virginia Public Improvement
               General Obligation Bond 5.125% Due 6/1/11 ..           923



                       See notes to financial statements

Page 20




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (CONTINUED)



    $30    Virginia State Housing Development Authority
               Multi Family Series A Zero Coupon
               Due 11/1/17 ................................            $6

           WASHINGTON (2.4%)
    250    Lynnwood Washington Water & Sewer Revenue
               Refunding (FGIC Insured)
               6.000% Due 12/1/07 .........................           270

    300    Washington State Motor Vehicle Tax General
               Obligation 6.200% Due 3/1/08 ...............           326

           WISCONSIN (4.1%)
  1,000    Milwaukee Wisconsin Public Improvements -
               Series 0 General Obligation
               5.000% Due 6/15/08 .........................         1,016

      5    Wisconsin State Clean Water Revenue
               5.000% Due 6/1/08                                        5
                                                                ---------

           TOTAL INVESTMENTS (98.9%)
               (Cost $24,490) .............................        24,521

           OTHER ASSETS IN EXCEES OF LIABILITIES (1.1%) ...           270
                                                                ---------

           TOTAL NET ASSETS (100.0%) ......................       $24,791
                                                                =========

(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the fund's option.




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                             GOVERNMENT MONEY MARKET

           U.S. GOVERNMENT AGENCY
           OBLIGATIONS (75.2%)
           FEDERAL FARM CREDIT BANK (26.5%)
$10,000    Discount Note Due 7/1/99 .......................       $10,000
  6,651    Discount Note Due 7/14/99 ......................         6,640
 12,190    Discount Note Due 7/29/99 ......................        12,145
 10,000    Discount Note Due 8/3/99 .......................         9,953
 10,000    Discount Note Due 8/9/99 .......................         9,946
 15,000    Discount Note Due 8/12/99 ......................        14,914
 17,500    Discount Note Due 8/16/99 ......................        17,390
  6,529    Discount Note Due 8/25/99 ......................         6,479
                                                                 --------
                                                                   87,467
                                                                 --------

           FEDERAL HOME LOAN BANK (48.7%)
 20,000    Discount Note Due 7/7/99 .......................        19,984
 10,000    Discount Note Due 7/9/99 .......................         9,990
 10,000    Discount Note Due 7/12/99 ......................         9,986
 15,000    Discount Note Due 7/14/99 ......................        14,974
 12,000    Discount Note Due 7/16/99 ......................        11,977
  5,000    Discount Note Due 7/21/99 ......................         4,987
 12,000    Discount Note Due 7/23/99 ......................        11,966
  7,000    Discount Note Due 7/28/99 ......................         6,975
 15,000    Discount Note Due 7/30/99 ......................        14,943
 10,000    Discount Note Due 8/4/99 .......................         9,955
 10,000    Discount Note Due 8/13/99 ......................         9,943
 15,000    Discount Note Due 8/18/99 ......................        14,905
 15,000    Discount Note Due 8/20/99 ......................        14,901
  5,000    Discount Note Due 8/27/99 ......................         4,960
                                                                 --------
                                                                  160,446
                                                                 --------

           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $ 247,913) ...........................       247,913
                                                                 --------

           REPURCHASE AGREEMENT (25.0%)
               (Cost $ 82,222)
 82,222    Union Bank of Switzerland Securities 4.85%
               Due 7/1/99 with a maturity value of $82,233
               (collateralized by $83,927 United States
               Treasury Note 6.250% due 8/31/02) ..........        82,222
                                                                 --------

           TOTAL INVESTMENTS (100.2%)
               (Cost $330,135) ............................       330,135

           LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%) ..          (700)
                                                                 --------

           TOTAL NET ASSETS (100.0%) ......................      $329,435
                                                                 ========




                       See notes to financial statements

                                                                         Page 21




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                              TAX FREE MONEY MARKET


           ARIZONA (0.2%)
   $100    Pinal County Arizona Industrial Development
               Pollution Control Revenue Magma Copper
               Company Project 3.550% Due 12/1/09 (a) .....          $100

    100    Tucson Industrial Development Tucson City Center
               Parking Garage Authority 3.825%
               Due 6/1/15 (a) .............................           100

           ARKANSAS (0.1%)
     48    Greystone Tax Exempt Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................            48

           COLORADO (4.2%)
  1,025    Colorado Health Facility Authority Revenue AMC
               Cancer Series B 3.400% Due 1/15/28 (a) .....         1,025

  1,000    Dove Valley Metropolitan District Colorado
               Arapahoe County 3.375% Due 11/1/25 (a) .....         1,000

  2,550    Summit County Colorado Recreational Facilities
               Revenue Refunding (Copper Mountain)
               3.450% Due 4/1/17 (a) ......................         2,550

           CONNECTICUT (0.1%)
    105    Connecticut State Resource Recovery Authority
               Greater Bridgeport System - Series A
               6.750% Due 11/15/99 (c) ....................           105

           FLORIDA (0.8%)
    300    Broward County Florida Housing Finance Authority
               Multi-Family Housing Revenue (Sanctuary
               Apartments Project) 3.750% Due 2/1/09 (a) ..           300

    500    Florida State Board of Education Capital Outlay
               Series A 4.000% Due 1/1/00 .................           502

     73    Greystone Tax Exempt Certificate Trust 1 Series
               Certificates of  Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................            73

           GEORGIA (1.7%)
    200    Coweta County Georgia Development Authority
               Pollution Control Revenue Georgia Power
               Company Yates Project 3.650% Due 9/1/26 (a)            200

    243    Greystone Tax Exempt Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................           243

    100    Gwinnett County Georgia Development Authority
               Revenue (Wesleyan School Project)
               3.750% Due 3/1/17 (a) ......................           100

  1,000    Marietta Georgia Housing Authority Multifamily
               Revenue (Falls at Bells Ferry)
               3.200% Due 1/15/09 (a) .....................         1,000

    350    Savannah Georgia Housing Authority Multifamily
               Housing Revenue Somerset Wharf Project B
               3.350% Due 6/15/26 (a) .....................           350

           HAWAII (0.3%)
    300    Hawaii State Department Budget & Finance Special
               Purpose Revenue Queens Health System -
               Series A 3.450% Due 7/1/26 (a) .............           300

           ILLINOIS (9.3%)
    200    Darien Industrial Development Authority Kinder
               Care Centers Series C 3.650% Due 2/1/01 (a)            200

    800    Illinois Development Finance Authority
               Industrial Development Refunding Bond
               (Dart Container) 3.500% Due 8/1/25 (a) .....           800

  1,300    Illinois Development Finance Limited (Dart
               Container Corp) 3.875% Due 12/1/09 (a)(b) ..         1,300

  3,550    St. Clair County Illinois Industrial
               Development Board (Winchester Apartments
               Project Series 94) 3.850% Due 10/1/15 (a) ..         3,550



                       See notes to financial statements

Page 22




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                        TAX FREE MONEY MARKET(CONTINUED)

 $2,300    Village of Troy Grove Illinois (Unimin Corp.)
               4.572% Due 5/1/10 (a)(b) ...................        $2,300

  2,000    Winnebago & Boone Counties Rockford School
               District #205 Tax Anticipation Warrants
               5.400% Due 10/29/99 ........................         2,006

           INDIANA (4.8%)
  1,780    Crawfordsville Indiana Community School Tax
               Anticipation Warrants 4.000% Due 12/31/99 ..         1,783

    720    GAF Tax-Exempt Bond Grantor Trust Series A
               3.900% Due 4/1/08 (a) ......................           720

  1,000    Indianapolis Indiana Economic Development
               (Joint & Clutch Series 1984)
               3.642% Due 12/1/14 (a)(b) ..................         1,000

    500    LaGrange Economic Development Revenue Sealed
               Power Corp. 3.300% Due 10/1/15 (a) .........           500

  1,200    Mishawaka Indiana Waterworks Revenue Bond
               Anticipation Notes Series A
               4.200% Due 8/12/99 .........................         1,200

           IOWA (0.1%)
    100    Chillicothe Iowa Pollution Control Revenue Iowa
               Southern Utilities Co - Series A
               3.750% Due 3/1/10 (a) ......................           100

           KANSAS (2.8%)
  1,000    Derby Kansas Waterworks Utilities System
               Revenue - Series 1991-1 4.500% Due 1/15/00 .         1,002

     36    Greystone Tax Exempt Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................            36

  2,000    Salina Kansas Central Mall (Salina Central Mall
               Dillard) 3.950% Due 12/1/14 (a) ............         2,000

           KENTUCKY (4.0%)
    775    Boone County Kentucky Industrial Development
               Bond Revenue (Jamike/Hemmer Project)
               3.350% Due 2/1/06 (a) ......................           775

    430    Elva-New Harmony Oak Level Fire Protection
               District 3.850% Due 12/1/31 (a) ............           430

    135    Florence Kentucky Industrial Building Revenue
               (Florence Commercial Project) 3.400%
               Due 6/1/07 (a) .............................           135

  2,030    Fort Thomas Kentucky Industrial Buildings
               Revenue (Carmel Manor Project)
               3.200% Due 10/1/14 (a) .....................         2,030

    490    Harvey Brewers Fire Protection District Kentucky
               Lease Revenue Program 3.850% Due 12/1/31 (a)           490

    490    Muhlenberg County Airport District Development
               Area Financial Trust 3.850% Due 12/1/31 (a)            490

           MARYLAND (2.4%)
   2,600   Howard County Maryland Revenue Owen Brown Joint
               Venture Facility 3.550% Due 5/1/11 (a) .....         2,600

           MICHIGAN (11.4%)
    945    Birmingham Michigan Economic Development
               Corporation Radnor Corp. (Brown Street
               Project 83) 4.075% Due 12/1/18 (a) .........           945

  1,055    Cedar Springs Michigan Public Schools State
               Anticipation Notes 4.500% Due 8/23/99 ......         1,056

  2,025    Lansing Michigan Economic Development Corp
               (Atrium Office Building) 3.250%
               Due 5/1/15 (a) .............................         2,025



                       See notes to financial statements

                                                                         Page 23




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                        TAX FREE MONEY MARKET(CONTINUED)


   $760    Leelanau County Michigan Economic Development
               Corp. Revenue (American Community
               Mutual Insurance Co. Project)
               3.400% Due 6/15/06 (a) .....................          $760

    900    Livonia Michigan Economic Development
               Corporation (American Community
               Mutual Insurance) 3.500% Due 11/15/04 (a) ..           900

    130    McDonald Tax-Exempt Mortgage Trust # 1
               3.450% Due 1/15/09 (a) .....................           131

    200    Michigan State Job Development Authority Revenue
               (Kentwood Residence) 3.500% Due 11/1/14 (a)            200

    255    Michigan State Strategic Fund (Tawas Bay
               Association Project) 3.400% Due 12/1/01 (a)            255

    555    Michigan State Strategic Fund Limited Obligation
               Revenue Refunding (Woodbridge
               Commercial Properties) 3.300%
               Due 10/15/05 (a) ...........................           555

  2,145    Oakland County Michigan Economic Development
               Corporation (Corners Shopping Center)
               3.400% Due 8/1/15 (a) ......................         2,145

  3,500    Plainwell Michigan Economic Development
               Corporation (Plainwell Paper Co. Inc.
               Project) 4.200% Due 11/1/07 (a) ............         3,500

           MINNESOTA (7.7%)
  1,270    Hutchinson Minnesota Economic Development
               Authority Revenue Refunding (Developers
               Diversified) 3.200% Due 8/15/06 (a) ........         1,270

    969    International Falls Minnesota Economic
               Development Revenue (Developers Diversified
               Limited Project) 3.570% Due 7/1/06 (a) .....           969

  5,040    Minnesota Capital Realty Tax Exempt Limited
               Series 96-1 3.760% Due 12/1/04 (a)(d) ......         5,040

  1,140    St. Paul Minnesota Port Authority Industrial
               Development Revenue - Minnesota Diversified
               Industrial Project - Series 1
               3.800% Due 6/1/19 (a) ......................         1,140

           MISSISSIPPI (0.5%)
    575    Desoto County Mississippi Industrial Development
               Revenue (American Soap Company Project)
               4.572% Due 12/1/08 (a)(b) ..................           575

           MISSOURI (4.1%)
    500    Clayton Industrial Development Authority
               Industrial Development Revenue Refunding
               Bailey Court Project 3.900% Due 1/1/09 (a) .           500

    200    Jackson County Industrial Development Authority
               YMCA of Greater Kansas City Project A
               3.750% Due 11/1/16 (a) .....................           200

  2,900    KANSAS CITY
           Industrial Development Authority Multifamily
               Housing Revenue Cloverset Apartments Project
               3.850% Due 10/1/15 (a) .....................         2,900

    900    St. Charles County Industrial Development
               Authority Revenue Sun River Village
               3.720% Due 12/1/27 (a) .....................           900

           NEW HAMPSHIRE (0.9%)
    950    New Hampshire State Housing Financial Authority
               Multifamily Housing Revenue - Series 1
               6.450% Due 7/1/99 ..........................           950



                       See notes to financial statements

Page 24




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                        TAX FREE MONEY MARKET (CONTINUED)


           NEW JERSEY (3.2%)
 $1,700    Atlantic City New Jersey Special Emergency Notes
               Bank Anticipation Notes 3.625% Due 12/9/99          $1,703

  1,220    New Brunswick City Guaranteed Parking Revenue
               Series B 7.200% Due 9/1/15 (c) .............         1,245

    600    North Hudson Sewer Authority 4.250% Due 3/31/00            600

           NEW YORK (2.3%)
    300    Municipal Assistance Corporation for the City of
               New York Series 68 7.200% Due 7/1/02 (c) ...           306

    650    New York City Cultural Resources Revenue Trust
               (Modern Museum) Series One
               5.000% Due 1/1/00 (a) ......................           655

  1,595    New York City Housing Authority MultiFamily
               Revenue Refunding - Series A
               4.500% Due 7/1/99 ..........................         1,595

           NORTH CAROLINA (0.1%)
    100    Beaufort County Industrial Facilities and
               Pollution Control (Texasgulf Inc)
               3.800% Due 12/1/00 (a) .....................           100

           OHIO (11.6%)
    125    Brooklyn Ohio Industrial Development Revenue
               Refunding (Clinton Road Project A)
               3.400% Due 12/1/00 (a) .....................           125

    525    Buckeye Ohio Tax Exempt Mortgage Bond Trust
               3.400% Due 2/1/05 (a) ......................           525

    910    Cincinnati & Hamilton County Ohio Port Authority
               Revenue Refunding (Tri State Building)
               3.100% Due 9/1/99 (a) ......................           910

    475    Clermont County Ohio Economic Development
               Revenue (John Q. Hammons Project)
               3.100% Due 5/1/12 (a) ......................           475

    600    East Muskingum Ohio Water Authority Water
               Revenue Bond Anticipation Notes
               4.320% Due 6/22/00 .........................           602

    215    Franklin County Ohio Industrial Development
               Revenue (GSW Building Association Ltd.)
               3.300% Due 11/1/15 (a) .....................           215

  2,030    Lakewood Ohio Hospital Revenue (Hospital
               Improvement Series 1983)
               3.470% Due 11/1/10 (a) .....................         2,030

    609    McDonald Tax Exempt Mortgage Trust # 1
               3.450% Due 1/15/09 (a) .....................           610

  1,475    Riverside Ohio Economic Development Revenue
               (Riverside Association Project)
               3.200% Due 9/1/12 (a) ......................         1,475

    935    Riverside Ohio Economic Development Revenue
               (Wright Point Association)
               3.200% Due 9/1/10 (a) ......................           935

    540    Stark County Ohio Health Care Facilities
               (Canton Christian Home)
               3.050% Due 9/15/16 (a) .....................           540

  1,935    Stark County Ohio Health Car Facilities
               (Canton Christian Home PJ ) Series 90
               2.900% Due 9/1/15 (a) ......................         1,935

    425    Stark County Ohio Industrial Development Revenue
               (Belpar Professional Building)
               3.300% Due 10/1/04 (a) .....................           425

  1,940    Stark County Ohio Industrial Development Revenue
               (Newmarket Parking Ltd.)
               3.400% Due 11/1/14 (a) .....................         1,940

           OKLAHOMA (1.8%)
    700    Comanche County Oklahoma Hospital Authority
               Certificates of Participation
               9.000% Due 7/1/21 (c) ......................           734



                       See notes to financial statements

                                                                         Page 25




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                        TAX FREE MONEY MARKET (CONTINUED)


 $1,250    Tulsa County Oklahoma Industrial Development
               Authority Healthcare Revenue Laureate
               Psychiatric Center 3.350% Due 12/15/08 (a)          $1,250

           PENNSYLVANIA (0.1%)
    130    McDonald Tax Exempt Mortgage Trust # 1
               3.450% Due 1/15/09 (a) .....................           131

           RHODE ISLAND (0.9%)
  1,000    Rhode Island Housing and Mortgage Finance
               Multifamily Housing Series A
               4.900% Due 7/1/99 ..........................         1,000

           TENNESSEE (4.8%)
  2,600    Franklin County Tennessee Health & Educational
               Facilities Revenue (University of the South
               Sewanee) 3.200% Due 9/1/10 (a) .............         2,600

  1,280    GAF Tax Exempt Bond Grantor Trust Series A
               3.900% Due 4/1/08 (a) ......................         1,280

    272    Greystone Tax Exempt 1998-1 Certificates of
               Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................           272

  1,150    Knoxville Tennessee Industrial Development Bond
               Toys R Us Project
               3.950% Due 5/1/14 (a) ......................         1,150

           TEXAS (7.3%)
    350    Harris County Texas Health Facilities Hospital
               Revenue TIRR Project - Series 87
               3.650% Due 10/1/17 (a) .....................           350

  2,415    Harris County Texas Multifamily Housing Revenue
               (Greenhouse Development)
               4.075% Due 4/1/07 (a) ......................         2,415

  2,100    Harris County Texas Multifamily Housing Revenue
               (Country Scape Development)
               4.075% Due 4/1/07 (a) ......................         2,100

    500    Texas Health Facilities Development Corporate
               Hospital Revenue Aces North Texas Pooled
               Health Series 1985B 3.650% Due 5/31/25 (a)             500

  2,650    Waxahachie Texas Industrial Development
               Authority (Dart Container Project
               Series 1985) 3.875% Due 4/1/06 (a)(b) ......         2,650

           UTAH (1.5%)
  1,100    Intermountain Power Agency Utah Power Supply
               Revenue Refunding Series B
               7.200% Due 7/1/99 ..........................         1,100

    500    Utah State Board Of Regents Refunding Bonds
               Hospital University of Utah
               4.750% Due 8/1/99 ..........................           500

           VERMONT (0.5%)
    535    Vermont Industrial Development Authority
               Hydroelectric Revenue Bond Central Vermont
               Public Service Corp.
               3.350% Due 12/1/13 (a) .....................           535

           VIRGINIA (1.9%)
    128    Greystone Tax Exempt Certificate Trust 1 Series
               Certificates of Beneficial Ownership
               3.780% Due 5/1/28 (a)(d) ...................           128

  2,000    Rockingham County Virginia Industrial
               Development Authority (Merck & Company Inc.
               Project) 4.200% Due 10/1/22 (a) ............         2,000

           WASHINGTON (1.0%)
    900    Snohomish County Washington Series A Resource
               Recovery Improvements
               7.100% Due 12/1/07 (c) .....................           912



                       See notes to financial statements

Page 26




PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                      SECURITY                         (000'S)
---------                    --------                         -------

                        TAX FREE MONEY MARKET (CONTINUED)


   $200    Washington State Housing Finance Commission
               Nonprofit Housing Revenue - YMCA Snohomish
               County Project 4.500% Due 8/1/19 (a) .......          $200

           WISCONSIN (6.2%)
  2,500    DC Everest Area School District Tax and Revenue
               Anticipation Notes 3.930% Due 8/26/99 ......         2,500

  1,000    Lake Geneva Genoa City Electric Wisconsin High
               School District 3.450% Due 9/30/99 .........         1,000

  1,500    Northern Ozaukee School District Wisconsin Bond
               Anticipation Notes 3.400% Due 2/1/00 .......         1,500

  1,100    Rosendale Brandon School District Tax and
               Revenue Promissory Notes
               3.810% Due 9/27/99 .........................         1,100

    700    Weyauwega-Freemont School District Tax and
               Revenue Anticipation Notes
               4.040% Due 8/25/99 .........................           700

           WYOMING (1.0%)
  1,130    Cheyenne County Wyoming Economic Development
               Revenue Bonds (Holiday Inn)
               3.250% Due 10/1/10 (a) .....................         1,130
                                                                ---------

           TOTAL INVESTMENTS (99.6%)
               (Cost $109,042) ............................       109,042

           OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%) ...           414
                                                                ---------

           TOTAL NET ASSETS (100.0%) ......................     $ 109,456
                                                                =========

(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the fund's option.
(b) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).
(c)  Prerefunded.
(d) SEC Rule 144A Security. Such security has limited markets and is traded among qualified institutional buyers.


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 1999 - (UNAUDITED)


                                                                         GROWTH AND   QUANTITATIVE
$ IN THOUSANDS                                                 TUDOR       INCOME        EQUITY
--------------                                                 -----       ------        ------

ASSETS

Investments at value # ...................................   $  81,784    $ 147,006    $  78,620
Investments in Repurchase Agreements,at value # ..........           0            0            0
Cash .....................................................           4            5          363
Proceeds from TBA sale - (Note 1) ........................           0            0            0
Receivable for securities sold ...........................         210           18            0
Receivable for Fund shares sold ..........................           0            0          667
Dividends and interest receivable ........................          18          130           91
Other assets .............................................           4            4            9
                                                             ---------    ---------    ---------
                                                                82,020      147,163       79,750
                                                             ---------    ---------    ---------

LIABILITIES

Distributions payable ....................................           6          373            0
Payable to custodian bank ................................           0            0            0
Payable for investment securities purchased ..............         278           28          611
Payable for Fund shares redeemed .........................          88            1            0
Market value of TBA sale - (Note 1) ......................           0            0            0
Accrued investment advisory fee payable - (Note 4) .......          58           88           47
Accrued administration fee payable - (Note 4) ............           5            5            4
Accrued expenses .........................................          69           34           35
                                                             ---------    ---------    ---------
                                                                   504          529          697
                                                             ---------    ---------    ---------
                NET ASSETS ...............................   $  81,516    $ 146,634    $  79,053
                                                             =========    =========    =========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ....................       1,519        3,647           12
Paid-in surplus ..........................................      62,259       86,042       49,379
Accumulated undistributed net investment income/
        (distributions in excess of net investment income)        (166)         159          275
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .................       4,061       15,629       11,232
Net unrealized appreciation/(depreciation) on
        investments, futures, options and currencies .....      13,843       41,157       18,155
                                                             ---------    ---------    ---------
NET ASSETS APPLIED TO OUTSTANDING SHARES .................   $  81,516    $ 146,634    $  79,053
                                                             =========    =========    =========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ......................................       4,556        3,647       12,276
                                                             =========    =========    =========
Par Value ................................................    $.33 1/3    $    1.00    $   0.001
                                                             =========    =========    =========
Net asset value per share ................................    $  17.89    $   40.21    $    6.44
                                                             =========    =========    =========

# Investments at cost ....................................      67,941      105,849       60,465
                                                             ---------    ---------    ---------

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...............................      15,936       42,950       18,761
        Gross depreciation ...............................      (2,093)      (1,793)        (606)
                                                             ---------    ---------    ---------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...............      13,843       41,157       18,155
                                                             =========    =========    =========




                                                                                     INTERMEDIATE
                                                                                      MUNICIPAL     GOVERNMENT    TAX FREE
                                                            INTERNATIONAL  CORE BOND    BOND       MONEY MARKET  MONEY MARKET
                                                            -------------  ---------    ----       ------------  ------------

ASSETS
Investments at value # ...................................   $   5,561    $ 187,024    $  24,521    $ 247,913    $ 109,042
Investments in Repurchase Agreements,at value # ..........           0            0            0       82,222            0
Cash .....................................................          96        3,469            0            4           91
Proceeds from TBA sale - (Note 1) ........................           0        2,060            0            0            0
Receivable for securities sold ...........................           0        9,955          263            0            0
Receivable for Fund shares sold ..........................           3          263            0            0            0
Dividends and interest receivable ........................          35        1,216          371           11        1,148
Other assets .............................................           7            4            1            7           12
                                                             ---------    ---------    ---------    ---------    ---------
                                                                 5,702      203,991       25,156      330,157      110,293
                                                             ---------    ---------    ---------    ---------    ---------
LIABILITIES

Distributions payable ....................................           0          644           86          539          152
Payable to custodian bank ................................           0            0          259            0            0
Payable for investment securities purchased ..............          12       62,735            0            0          600
Payable for Fund shares redeemed .........................           0            0            0            0            0
Market value of TBA sale - (Note 1) ......................           0        2,045            0            0            0
Accrued investment advisory fee payable - (Note 4) .......           7           36            7          135           53
Accrued administration fee payable - (Note 4) ............           0            0            0            3            4
Accrued expenses .........................................           7           27           13           45           28
                                                             ---------    ---------    ---------    ---------    ---------
                                                                    26       65,487          365          722          837
                                                             ---------    ---------    ---------    ---------    ---------
                NET ASSETS ...............................   $   5,676    $ 138,504    $  24,791    $ 329,435    $ 109,456
                                                             =========    =========    =========    =========    =========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ....................           6           15            2          330          109
Paid-in surplus ..........................................       4,441      179,515       24,537       31,119      109,367
Accumulated undistributed net investment income/
        (distributions in excess of net investment income)         (55)           0          (30)           0            0
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .................         380      (39,295)         251       (2,014)         (20)
Net unrealized appreciation/(depreciation) on
        investments, futures, options and currencies .....         904       (1,731)          31            0            0
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSETS APPLIED TO OUTSTANDING SHARES .................   $   5,676    $ 138,504    $  24,791    $ 329,435    $ 109,456
                                                             =========    =========    =========    =========    =========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ......................................         578       14,959        2,420      329,708      109,478
                                                             =========    =========    =========    =========    =========
Par Value ................................................   $   0.001    $   0.001    $   0.001    $   0.001    $   0.001
                                                             =========    =========    =========    =========    =========
Net asset value per share ................................   $    9.82    $    9.26    $   10.24    $    1.00    $    1.00
                                                             =========    =========    =========    =========    =========

# Investments at cost ....................................       4,666      188,770       24,490      330,135      109,042
                                                             ---------    ---------    ---------    ---------    ---------

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...............................       1,085          242          216            0            0
        Gross depreciation ...............................        (181)      (1,973)        (185)           0            0
                                                             ---------    ---------    ---------    ---------    ---------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...............         904       (1,731)          31            0            0
                                                             =========    =========    =========    =========    =========



* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999 - (UNAUDITED)


                                                                             GROWTH AND  QUANTITATIVE
$ IN THOUSANDS                                                     TUDOR       INCOME       EQUITY
--------------                                                     -----       ------       ------

INVESTMENT INCOME:
Dividends .....................................................   $    154    $  1,191    $    481
Interest ......................................................        126          86           4
Income from securities loaned - (Note 3) ......................          2           0           0
Class action litigation settlement ............................         99           0           0
Other .........................................................          0           3          18
                                                                  --------    --------    --------
                                                                       381       1,280         503
                                                                  --------    --------    --------
EXPENSES:
Investment advisory fee - (Note 4) ............................        348         562         275
Transfer agent fees and expenses ..............................         74          49          22
Administration fees - (Note 4) ................................         23          40          23
Custodian fees and expenses ...................................         17          13          20
Fund accounting fees and expenses .............................         18          32          16
Professional fees .............................................         33          30          27
Trustees' fees and expenses ...................................         11          12          10
Registration fees .............................................         10          12           7
Shareholders' reports .........................................          7           5           3
Other expenses ................................................          8          16           4
                                                                  --------    --------    --------
                                                                       549         771         407
                                                                  --------    --------    --------
Less fees waived by adviser ...................................          0           0           0
Less expenses paid indirectly - (Note 6) ......................         (2)         (1)         (2)
                                                                  --------    --------    --------
                                                                       547         770         405
                                                                  --------    --------    --------
NET INVESTMENT INCOME/(LOSS) ..................................       (166)        510          98
                                                                  --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
        INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investments, futures
                and options ...................................      3,114      14,191      10,125
        Net realized gain/(loss) on currencies ................          0           0           0
        Net change in unrealized appreciation/(depreciation) on
                investments, futures and options ..............      6,505     (16,088)     (2,296)
        Net change in unrealized appreciation on currencies ...          0           0           0
                                                                  --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
        AND CURRENCIES ........................................      9,619      (1,897)      7,829
                                                                  --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .............................      9,453      (1,387)      7,927
                                                                  ========    ========    ========



                                                                                       INTERMEDIATE  GOVERNMENT   TAX FREE
                                                                                         MUNICIPAL      MONEY       MONEY
                                                               INTERNATIONAL   CORE BOND    BOND        MARKET      MARKET
                                                               -------------   ---------    ----        ------      ------


INVESTMENT INCOME:
Dividends .....................................................   $     70    $      0    $      0    $      0    $      0
Interest ......................................................          1       4,264         588       9,037       2,402
Income from securities loaned - (Note 3) ......................          0           5           0           0           0
Class action litigation settlement ............................          0           0           0           0           0
Other .........................................................          1           0           3           0           0
                                                                  --------    --------    --------    --------    --------
                                                                        72       4,269         591       9,037       2,402
                                                                  --------    --------    --------    --------    --------
EXPENSES:
Investment advisory fee - (Note 4) ............................         14         403          58         934         352
Transfer agent fees and expenses ..............................         18          21          17         107          38
Administration fees - (Note 4) ................................          0          22           0          58          33
Custodian fees and expenses ...................................         16          16           3          22          11
Fund accounting fees and expenses .............................          6          30           9          75          32
Professional fees .............................................         21          30          15          37          28
Trustees' fees and expenses ...................................         10          10          10          11          10
Registration fees .............................................          8           7           7          10          14
Shareholders' reports .........................................          3           4           3           6           3
Other expenses ................................................          2           8           3          10           7
                                                                  --------    --------    --------    --------    --------
                                                                        98         551         125       1,270         528
                                                                  --------    --------    --------    --------    --------
Less fees waived by adviser ...................................          0        (213)        (26)          0           0
Less expenses paid indirectly - (Note 6) ......................         (1)         (2)         (1)         (1)         (2)
                                                                  --------    --------    --------    --------    --------
                                                                        97         336          98       1,269         526
                                                                  --------    --------    --------    --------    --------
NET INVESTMENT INCOME/(LOSS) ..................................        (25)      3,933         493       7,768       1,876
                                                                  --------    --------    --------    --------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
        INVESTMENTS, FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investments, futures
                and options ...................................        279      (3,725)        255           0           0
        Net realized gain/(loss) on currencies ................        (13)          0           0           0           0
        Net change in unrealized appreciation/(depreciation) on
                investments, futures and options ..............         92      (1,814)       (937)          0           0
        Net change in unrealized appreciation on currencies ...          9           0           0           0           0
                                                                  --------    --------    --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS
        AND CURRENCIES ........................................        367      (5,539)       (682)          0           0
                                                                  --------    --------    --------    --------    --------

NET INCREASE/(DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS .............................        342      (1,606)       (189)      7,768       1,876
                                                                  ========    ========    ========    ========    ========


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                       TUDOR                  GROWTH AND INCOME              QUANTITATIVE EQUITY
                                                       -----                  -----------------              -------------------

                                                    SIX                      SIX                            SIX
                                                   MONTHS       YEAR        MONTHS          YEAR           MONTHS          YEAR
$ IN THOUSANDS                                     ENDED        ENDED        ENDED          ENDED           ENDED          ENDED
                                                  6/30/99*     12/31/98      6/30/99*      12/31/98        6/30/99*      12/31/98
                                                  --------     --------      --------      --------        --------      --------
OPERATIONS:
Net investment income/(loss) ....................($    166)   ($     287)   $     510    $     1,004    $        98    $       397
Net realized gain/(loss) on investments,
        options, and currencies .................    3,114         4,542       14,191         15,119         10,125         19,699
Change in unrealized appreciation/(depreciation)
        on investments, futures, options and
        currencies ..............................    6,505       (33,554)     (16,088)        17,402         (2,296)          (522)
                                                 ---------    ----------    ---------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .........................    9,453       (29,299)      (1,387)        33,525          7,927         19,574
                                                 ---------    ----------    ---------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ..............        0             0         (441)          (942)             0           (601)
        From distributions in excess of net
            investment income ...................        0             0            0              0              0              0
        From realized gains .....................        0        (6,581)           0        (14,032)             0        (15,035)
                                                 ---------    ----------    ---------    -----------    -----------    -----------
NET DECREASE DUE TO DISTRIBUTIONS ...............        0        (6,581)        (441)       (14,974)             0        (15,636)
                                                 ---------    ----------    ---------    -----------    -----------    -----------
Transactions in Shares of Beneficial Interest:
Received on issuance:
        Shares sold .............................   19,883       122,415       15,308         41,323          4,006          5,515
        Distributions reinvested ................        0         6,026          100         13,922              0         15,301
        Shares redeemed .........................  (34,637)     (172,203)     (27,644)       (30,244)        (6,764)       (46,925)
                                                 ---------    ----------    ---------    -----------    -----------    -----------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ..............  (14,754)      (43,762)     (12,236)        25,001         (2,758)       (26,109)
                                                 ---------    ----------    ---------    -----------    -----------    -----------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .........   (5,301)      (79,642)     (14,064)        43,552          5,169        (22,171)

NET ASSETS:
Beginning of period .............................   86,817       166,459      160,698        117,146         73,884         96,055
                                                 ---------    ----------    ---------    -----------    -----------    -----------
End of period ...................................$  81,516    $   86,817    $ 146,634    $   160,698    $    79,053    $    73,884
                                                 =========    ==========    =========    ===========    ===========    ===========
Includes undistributed net investment income/
        (distributions in excess of net
        investment income) ......................     (166)             0          159             90            275            177
                                                 =========    ===========    =========    ===========    ===========    ===========
Transactions in shares of the funds
(in thousands):
        Sold ....................................    1,212          5,745          384          1,048            660            864
        Reinvestment of distributions ...........        0            403            2            343              0          2,727
        Redeemed ................................   (2,171)        (8,234)        (693)          (733)        (1,143)        (7,282)
                                                 ---------    -----------    ---------    -----------    -----------    -----------
Net increase/(decrease) .........................     (959)        (2,086)        (307)           658           (483)        (3,691)
                                                 =========    ===========    =========    ===========    ===========    ===========


                       See notes to financial statements

Page 32



                                                                                                                INTERMEDIATE
                                                                                     CORE                        MUNICIPAL
                                                       INTERNATIONAL                 BOND                           BOND
                                                       -------------                 ----                           ----

                                                      SIX                      SIX                          SIX
                                                     MONTHS     YEAR           MONTHS          YEAR         MONTHS           YEAR
                                                      ENDED     ENDED           ENDED         ENDED         ENDED           ENDED
                                                     6/30/99*  12/31/98        6/30/99*      12/31/98      6/30/99*       12/31/98
                                                     --------  --------        --------      --------      --------       --------

OPERATIONS:
Net investment income/(loss) ....................($     25)   $      5    $     3,933    $     6,980    $       493     $     1,067
Net realized gain/(loss) on investments,
        options, and currencies .................      266       1,507         (3,725)         4,280            255             171
Change in unrealized appreciation/(depreciation)
        on investments, futures, options and
        currencies ..............................      101        (473)        (1,814)          (937)           136               0
                                                 ---------    --------    -----------    -----------    -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .........................      342       1,039         (1,606)        10,849           (189)          1,374
                                                 ---------    --------    -----------    -----------    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ..............        0           0         (3,933)        (6,936)          (491)         (1,099)
        From distributions in excess of net
            investment income ...................        0           0              0            (48)             0               0
        From realized gains .....................        0      (1,380)             0              0              0             (67)
                                                 ---------    --------    -----------    -----------    -----------     -----------
NET DECREASE DUE TO DISTRIBUTIONS ...............        0      (1,380)        (3,933)        (6,984)          (491)         (1,166)
                                                 ---------    --------    -----------    -----------    -----------     -----------
Transactions in Shares of Beneficial Interest:
Received on issuance:
        Shares sold .............................      260         575         18,533         49,376          7,950           8,028
        Distributions reinvested ................        0       1,372          2,698          5,426            197             702
        Shares redeemed .........................   (1,301)     (3,786)       (16,651)       (27,647)        (8,017)         (7,105)
                                                 ---------    --------    -----------    -----------    -----------     -----------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ..............   (1,041)     (1,839)         4,580         27,155            130           1,625
                                                 ---------    --------    -----------    -----------    -----------     -----------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .........     (699)     (2,180)          (959)        31,020           (550)          1,833

NET ASSETS:
Beginning of period .............................    6,375       8,555        139,463        108,443         25,341          23,508
                                                 ---------    --------    -----------    -----------    -----------     -----------
End of period ...................................$   5,676    $  6,375    $   138,504    $   139,463    $    24,791     $    25,341
                                                 =========    ========    ===========    ===========    ===========     ===========
Includes undistributed net investment income/
        (distributions in excess of net
        investment income) ......................      (55)        (29)             0              0            (30)            (31)
                                                 =========    ========    ===========    ===========    ===========     ===========
Transactions in shares of the funds
(in thousands):
        Sold ....................................       27          52          1,954          5,189            759             763
        Reinvestment of distributions ...........        0         148            284            570             19              67
        Redeemed ................................     (138)       (353)        (1,745)        (2,905)          (761)           (676)
                                                 ---------    --------    -----------    -----------    -----------     -----------
Net increase/(decrease) .........................     (111)       (153)           493          2,854             17             154
                                                 =========    ========    ===========    ===========    ===========     ===========


                                                           GOVERNMENT                     TAX FREE
                                                          MONEY MARKET                   MONEY MARKET
                                                          ------------                   ------------

                                                      SIX                           SIX
                                                     MONTHS        YEAR            MONTHS           YEAR
                                                     ENDED         ENDED            ENDED          ENDED
                                                    6/30/99*      12/31/98        6/30/99*        12/31/98
                                                    --------      --------        --------        --------

OPERATIONS:
Net investment income/(loss) ....................$     7,768    $    11,814    $     1,876    $     3,617
Net realized gain/(loss) on investments,
        options, and currencies .................          0              0              0              0
Change in unrealized appreciation/(depreciation)
        on investments, futures, options and
        currencies ..............................          0              0              0
                                                 -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .........................      7,768         11,814          1,876          3,617
                                                 -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ..............     (7,768)       (11,814)        (1,876)        (3,617)
        From distributions in excess of net
            investment income ...................          0              0              0              0
        From realized gains .....................          0              0              0              0
                                                 -----------    -----------    -----------    -----------
NET DECREASE DUE TO DISTRIBUTIONS ...............     (7,768)       (11,814)        (1,876)        (3,617)
                                                 -----------    -----------    -----------    -----------
Transactions in Shares of Beneficial Interest:
Received on issuance:
        Shares sold .............................  1,233,325      1,782,122        590,568      1,109,476
        Distributions reinvested ................      6,837         11,518          1,624          3,457
        Shares redeemed ......................... (1,339,170)    (1,573,014)      (614,004)    (1,111,748)
                                                 -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ..............    (99,008)       220,626        (21,812)         1,185
                                                 -----------    -----------    -----------    -----------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .........    (99,008)       220,626        (21,812)         1,185

NET ASSETS:
Beginning of period .............................    428,443        207,817        131,268        130,083
                                                 -----------    -----------    -----------    -----------
End of period ...................................$   329,435    $   428,443    $   109,456    $   131,268
                                                 ===========    ===========    ===========    ===========
Includes undistributed net investment income/
        (distributions in excess of net
        investment income) ......................          0              0              0              0
                                                 ===========    ===========    ===========    ===========
Transactions in shares of the funds
(in thousands):
        Sold ....................................  1,233,325      1,782,123        590,568      1,109,476
        Reinvestment of distributions ...........      6,837         11,517          1,624          3,457
        Redeemed ................................ (1,339,170)    (1,573,014)      (614,004)    (1,111,748)
                                                 -----------    -----------    -----------    -----------
Net increase/(decrease) .........................    (99,008)       220,626        (21,812)         1,185
                                                 ===========    ===========    ===========    ===========

* Unaudited



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)

1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------

     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
         WPG Tudor Fund ("Tudor")
         WPG Growth and Income Fund ("Growth & Income")
         Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
            WPG Quantitative Equity Fund ("Quantitative Equity")
            WPG Core Bond Fund ("Core Bond")
            WPG Intermediate Municipal Bond Fund ("Municipal Bond")
            WPG Government Money Market Fund ("Government Money Market")
            WPG Tax Free Money Market Fund ("Tax Free Money Market")
         Weiss, Peck & Greer International Fund ("International")

     Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
     COMMON STOCK - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges, or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES - Securities are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Fund's investments.

     FOREIGN SECURITIES - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

     OTHER SECURITIES - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1998, the following funds had capital loss carryforwards:

        (in thousands)
                                             Year of Expiration
                                             ------------------
        Fund                       2001    2002    2003    2004    2005    2006
        ----                       ----    ----    ----    ----    ----    ----
        Core Bond                         14,662  20,113   753      --      --
        Government Money Market     --      --     2,014    --      --      --
        Tax Free Money Market       11      --         1     3       4       1

DISTRIBUTION TO SHAREHOLDERS
----------------------------
     Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM NET REALIZED GAINS - Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

REPURCHASE AGREEMENTS (TUDOR, CORE BOND, GOVERNMENT MONEY MARKET)
-----------------------------------------------------------------
     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
--------------------------------------------------------------
     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, GROWTH & INCOME, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
----------------------------------------------------------------------------
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount

WEISS, PECK & GREER MUTUAL FUNDS
     paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees

FOREIGN SECURITIES (TUDOR, GROWTH & INCOME, INTERNATIONAL)
----------------------------------------------------------
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH & INCOME, INTERNATIONAL)
------------------------------------------------------------------
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, INTERNATIONAL)
-----------------------------------------------------------------------
     The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing at 12 noon Eastern time. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

TO BE ANNOUNCED TRANSACTIONS (CORE BOND)
----------------------------------------
     The Core Bond Fund may enter into To Be Announced transactions ("TBA's"). These transactions are used to facilitate the sale of mortgage pass through securities. TBA's entail transactions in securities that have not yet been issued. The Fund's counterparty in a TBA sale agrees to accept mortgage pools that the Fund holds in completing the transaction. TBA's are used to approximate the effect of mortgage prepayments that may occur between the trade date and settlement date of transactions in mortgage pass through securities. As of June 30, 1999 the Fund had an outstanding TBA sale of Government National Mortgage Association ("GNMA") 8.000% Due 7/1/29 par value $1,990,000. The Fund's counterparty in this transaction had agreed to accept for delivery GNMA 8.000% Due 9/15/17 to 11/15/17 with a par value of $1,927,000. As of June 30, 1999 the Fund had an unrealized gain on this transaction of $15,236.

WEISS, PECK & GREER MUTUAL FUNDS

USE OF ESTIMATES
----------------
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

RESTRICTED SECURITIES (CORE BOND, TAX FREE MONEY MARKET)
--------------------------------------------------------

                                            UNIT
                                           VALUE      VALUE      TOTAL  PERCENT-
                                    COST     AT        PER       MARKET  AGE OF
                                    PER  ACQUISITION  UNIT AT     VALUE   NET
FUND         SECURITY               UNIT     DATE     6/30/99  6/30/99 ASSETS AT
                                                                (000'S) 6/30/99
--------------------------------------------------------------------------------

Core Bond    Newcourt Credit
             Group                  $99.74   $99.88    $99.20    $1,404    1.00%

Core Bond    Mall Asset
             Realty Trust          $100.00  $100.00   $100.00    $2,600    1.90%

Tax Free     Greystone Tax
Money Market Exempt Certificate
             Trust                 $100.00  $100.00   $100.00      $484    0.40%

Tax Free     Minnesota
Money Market Capital Realty        $100.00  $100.00   $100.00    $5,040    4.60%


2 - SECURITIES TRANSACTIONS

     For the six months ended June 30, 1999, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser, on such transactions were as follows:


                             PROCEEDS      COST OF                 COMMISSIONS
                           OF SECURITIES  SECURITIES     TOTAL     RECEIVED BY
                               SOLD       PURCHASED   COMMISSIONS  WPG OR HSIM
                             (000's)       (000's)      (000's)        (000's)
                             -------       -------      -------        -------
Tudor                       $ 88,761      $ 68,710     $    180       $    114
Growth and Income             62,563        52,858          128            108
Quantitative Equity           43,245        40,373           49              8
International                  2,645         1,673            9              0
Core Bond                    404,819       398,075            0              0
Municipal Bond                 9,893        10,119            0              0

WEISS, PECK & GREER MUTUAL FUNDS

3 - SECURITIES LENDING (TUDOR, CORE BOND)
-----------------------------------------
     At June 30, 1999, the Tudor Fund loaned securities valued at $3,542,288. For collateral the Tudor Fund received a letter of credit in an amount equal to $3,500,000. At June 30, 1999 the Core Bond Fund loaned securities valued at $7,666,870. For collateral, the Core Bond Fund received U.S. Government securities with fair value of $7,922,882. For the six months ended June 30, 1999 the Tudor Fund and Core Bond Fund earned $1,533 and $4,349 in securities lending fees, net of custodian expenses, respectively.

4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
------------------------------------------------------------------
     WPG serves as the Funds' investment adviser. In September of 1998, WPG was acquired by Robeco Group N.V., a Dutch investment management firm. As required by the Investment Company Act of 1940, each advisory agreement, sub-advisory agreement and 12b-1 distribution plan was renewed through a proxy statement. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

Tudor                    .90% of net assets up to $300 million
                         .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

Growth and Income        .75% of net assets

Quantitative Equity      .75% of net assets

International            .50% while net assets under $15 million
                         .85% while net assets $15 to $20 million
                         1.00% while net assets in excess of $20 million

Core Bond                .60% of net assets up to $300 million
                         .55% of net assets $300 million to $500 million
                         .50% of net assets in excess of $500 million

Municipal Bond           .00% while net assets under $17 million
                         .50% while net assets in excess of $17 million

Government Money Market  .50% of net assets up to $500 million
        &                .45% of net assets $500 million to $1 billion
Tax Free Money Market    .40% of net assets $1 billion to $1.5 billion
                         .35% of net assets in excess of $1.5 billion


     Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the International Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a non-managing member of WPG.

     Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1999 through April 30, 1999 WPG was entitled to receive the following fees based upon a percentage of average daily net assets:
     Tudor 0.05%, Growth and Income 0.06%, Quantitative Equity 0.05%, International 0.06% while assets exceed $25 million, Core Bond 0.00%, Intermediate Municipal Bond 0.12% while assets exceed $50 million, Government Money Market 0.04%, and Tax Free Money Market 0.05%. As of May 1, 1999, WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.08%, Growth and Income 0.04%, Quantitative Equity 0.07%, Government Money Market 0.01%, Tax Free Money Market 0.04%. The fee for all of the other Funds remained the same.

WEISS, PECK & GREER MUTUAL FUNDS

5 - DISTRIBUTION PLAN (CORE BOND)
---------------------------------
     The Trust has adopted a plan of Distribution (the "Plan") under Section 12
     (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

     For the six months ended June 30, 1999, expenses incurred under the Plan were $158. Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

6 - CUSTODIAN FEES
------------------
     Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 1999 the Funds' custodian fees and related offset were as follows:

                                          CUSTODIAN        OFFSET
                                             FEE           CREDIT
                                             ---           ------
Tudor                                     $17,110         $ 2,097
Growth and Income                          13,678           1,338
Quantitative Equity                        19,638           1,850
International                              15,636             756
Core Bond                                  16,573           2,623
Municipal Bond                              3,228             764
Government Money Market                    22,742           1,296
Tax Free Money Market                      10,771           1,992


     The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

7 - RECLASSIFICATION OF CAPITAL ACCOUNTS
----------------------------------------
     In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1998, the amounts reclassified were as follows:

                                UNDISTRIBUTED      UNDISTRIBUTED      ADDITIONAL
                                NET INVESTMENT      NET REALIZED        PAID-IN
                                   INCOME              GAINS            SURPLUS
                                   (000's)            (000's)           (000's)
                                   -------            -------           -------
Tudor                             $   189            $   369            ($  558)
Growth and Income                    (215)               215               --
Quantitative Equity                  --               (5,519)             5,519
International                         (11)               154               (143)
Core Bond                               1                 48                (49)
Municipal Bond                         19                (19)              --


8 - SUBSEQUENT EVENT
--------------------
     At a meeting of the shareholders of the International Fund held June 24, 1999, Robeco Institutional Asset Management US Inc ("RIAM") was chosen to replace HSIM as sub-advisor to the Fund. RIAM assumed sub-advisory responsibility on August 2, 1999.

WEISS, PECK & GREER MUTUAL FUNDS

(FOR THE YEARS ENDED DECEMBER 31 EXCEPT FOR 1999 WHICH IS FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND AS INDICATED IN THE FOOTNOTES)

FINANCIAL HIGHLIGHTS


         $ PER SHARE                                                                                     RATIOS
-------------------------------------------------------------------------------------------------------------------------------
        NET    NET      NET     TOTAL   DIVI-  DISTRI-  TOTAL  CONTRI-   NET      TOTAL    NET     RATIO     RATIO    PORT-
        ASSET  INVEST-  REAL-   INCOME  DENDS  BUTIONS  DISTRI- BUTIONS  ASSET    RETURN   ASSETS  OF EX-    OF NET   FOLIO
        VALUE  MENT     IZED    FROM    FROM   FROM     BUTIONS TO       VALUE             AT END  PENSES    INCOME   TURNOVER
        AT BE- INCOME   GAINS   INVEST- NET    CAPITAL          CAPITAL  AT END            OF      TO        TO       RATE
       GINNING (LOSS)   OR      MENT    INVEST- GAINS                    OF                PERIOD  AVERAGE   AVERAGE
       OF              (LOSSES) OPERA-  MENT                             PERIOD            ($000'S) NET      NET
       PERIOD           OR      TIONS   INCOME                                                      ASSETS   ASSETS
                       SECUR-
                       ITIES
-------------------------------------------------------------------------------------------------------------------------------
TUDOR
1999*   $15.74  ($0.04)  $2.19   $2.15   $0.00    $0.00   $0.00  $0.00   $17.89    13.66%   $81,516  1.41%A   (0.43%)A  185.3%A
1998     21.90   (0.02)  (4.86)  (4.88)   0.00    (1.28)  (1.28)  0.00    15.74   (22.01)    86,817  1.28     (0.22)    143.6
1997     23.28    0.06    2.46    2.52    0.00    (3.90)  (3.90)  0.00    21.90    11.11    166,459  1.24     (0.44)    106.3
1996     22.95   (0.14)   4.41    4.27    0.00    (3.94)  (3.94)  0.00    23.28    18.82    181,370  1.25     (0.57)    105.4
1995     19.34   (0.10)   8.03    7.93    0.00    (4.32)  (4.32)  0.00    22.95    41.18    165,534  1.30     (0.47)    123.1
1994     23.40   (0.13)  (2.14)  (2.27)   0.00    (1.79)  (1.79)  0.00    19.34    (9.81)   144,207  1.28     (0.62)    109.1

GROWTH AND INCOME FUND
1999*    40.64    0.14   (0.45)  (0.31)  (0.12)    0.00   (0.12)  0.00    40.21    (0.76)   146,634  1.03 A    0.68 A    72.5 A
1998     35.11    0.26    9.38    9.64   (0.26)   (3.85)  (4.11)  0.00    40.64    27.51    160,698  1.04      0.71      64.6
1997     29.32    0.24   10.30   10.54   (0.24)   (4.51)  (4.75)  0.00    35.11    36.27    117,146  1.06      0.88      69.6
1996     26.02    0.24    6.11    6.35   (0.39)   (2.66)  (3.05)  0.00    29.32    24.42     82,937  1.15      1.50      75.8
1995     21.36    0.51    6.44    6.95   (0.53)   (1.76)  (2.29)  0.00    26.02    32.73     67,357  1.22      2.10      79.4
1994     23.34    0.56   (1.83)  (1.27)  (0.62)   (0.09)  (0.71)  0.00    21.36    (5.47)    61,045  1.23      2.49      71.9

QUANTITATIVE EQUITY FUND
1999*     5.79    0.01    0.64    0.65    0.00     0.00    0.00   0.00     6.44    11.23     79,053  1.11 A    0.27 A   110.1 A
1998      5.84    0.05    1.46    1.51   (0.06)   (1.50)  (1.56)  0.00     5.79    26.71     73,884  1.06      0.49      89.4
1997      5.89    0.08    1.42    1.50   (0.08)   (1.47)  (1.55)  0.00     5.84    25.47     96,055  1.03      1.03      77.7
1996      6.85    0.16    1.13    1.29   (0.15)   (2.10)  (2.25)  0.00     5.89    18.51    102,450  0.95      1.52      60.8
1995      5.44    0.13    1.70    1.83   (0.12)   (0.30)  (0.42)  0.00     6.85    33.37    133,201  1.00      2.00      26.1
1994      5.58    0.13   (0.11)   0.02   (0.11)   (0.05)  (0.16)  0.00     5.44     0.34     73,484  1.14      2.36      46.8

INTERNATIONAL
1999*     9.25   (0.05)   0.62    0.57    0.00     0.00    0.00   0.00     9.82     6.16      5,676  2.48 A    0.87 A    59.5 A
1998     10.15    0.00    1.65    1.65    0.00    (2.55)  (2.55)  0.00     9.25    16.28      6,375  2.35      0.06      98.8
1997     10.29    0.01    0.29    0.30   (0.01)   (0.43)  (0.44)  0.00    10.15     2.89      8,555  1.89      0.02      55.1
1996     11.01   (0.07)   0.57    0.50   (0.04)   (1.18)  (1.22)  0.00    10.29     4.64     13,161  1.71      0.31      85.2
1995     10.93    0.04    1.15    1.19   (0.15)   (0.96)  (1.11)  0.00    11.01    10.92     14,194  1.74      0.39      55.9
1994     11.72    0.01   (0.75)  (0.74)   0.00    (0.05)  (0.05)  0.00    10.93    (6.32)    17,102  1.95      0.12      69.8



See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

(FOR THE YEARS ENDED DECEMBER 31 EXCEPT FOR 1999 WHICH IS FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND AS INDICATED IN THE FOOTNOTES)

FINANCIAL HIGHLIGHTS


         $ PER SHARE                                                                                     RATIOS
-------------------------------------------------------------------------------------------------------------------------------
        NET    NET      NET     TOTAL   DIVI-  DISTRI-  TOTAL  CONTRI-   NET      TOTAL    NET     RATIO     RATIO    PORT-
        ASSET  INVEST-  REAL-   INCOME  DENDS  BUTIONS  DISTRI- BUTIONS  ASSET    RETURN   ASSETS  OF EX-    OF NET   FOLIO
        VALUE  MENT     IZED    FROM    FROM   FROM     BUTIONS TO       VALUE             AT END  PENSES    INCOME   TURNOVER
        AT BE- INCOME   GAINS   INVEST- NET    CAPITAL          CAPITAL  AT END            OF      TO        TO       RATE
       GINNING (LOSS)   OR      MENT    INVEST- GAINS                    OF                PERIOD  AVERAGE   AVERAGE
       OF              (LOSSES) OPERA-  MENT                             PERIOD            ($000'S) NET      NET
       PERIOD           OR      TIONS   INCOME                                                      ASSETS   ASSETS
                       SECUR-
                       ITIES
-------------------------------------------------------------------------------------------------------------------------------
CORE BOND
1999*    $9.64   $0.27  ($0.38) ($0.11) ($0.27)   $0.00  ($0.27) $0.00    $9.26   (1.12%)  $138,504  0.50%A    5.86%A   531.3A
1998      9.34    0.54    0.30    0.84   (0.54)    0.00   (0.54)  0.00     9.64     9.26    139,463  0.50      5.71     684.9
1997      9.19    0.51    0.15    0.66   (0.51)    0.00   (0.51)  0.00     9.34     7.37    108,443  0.86      5.56     330.3
1996      9.38    0.64   (0.29)   0.35   (0.54)    0.00   (0.54)  0.00     9.19     3.85    120,804  0.81      5.87     333.1
1995      8.83    0.60    0.54    1.14   (0.59)    0.00   (0.59)  0.00     9.38    13.25    171,578  0.82      6.52     375.0
1994     10.37    0.68   (1.56)  (0.88)  (0.64)   (0.02)  (0.66)  0.00     8.83    (8.70)   216,364  0.80      7.18     115.9

INTERMEDIATE MUNICIPAL BOND
1999*    10.55    0.22   (0.31)  (0.09)  (0.22)    0.00   (0.22)  0.00    10.24    (0.86)    24,791  0.85A     4.52A     90.9A
1998     10.45    0.45    0.14    0.59   (0.47)   (0.02)  (0.49)  0.00    10.55     5.72     25,341  0.85      4.23      45.7
1997     10.14    0.47    0.31    0.78   (0.47)    0.00   (0.47)  0.00    10.45     7.85     23,508  0.85      4.55      39.8
1996     10.20    0.48   (0.06)   0.42   (0.48)    0.00   (0.48)  0.00    10.14     4.20     15,214  0.85      4.72      44.4
1995      9.51    0.44    0.69    1.13   (0.44)    0.00   (0.44)  0.00    10.20    12.05     12,730  0.85      4.38      51.2
1994     10.15    0.41   (0.64)  (0.23)  (0.41)    0.00   (0.41)  0.00     9.51    (2.29)    14,005  0.85      4.20      30.9

GOVERNMENT MONEY MARKET
1999*     1.00    0.02    0.00    0.02   (0.02)    0.00   (0.02)  0.00     1.00     2.08    329,435  0.68A     4.16A      N/A
1998      1.00    0.05    0.00    0.05   (0.05)    0.00   (0.05)  0.00     1.00     4.80    428,443  0.73      4.62       N/A
1997      1.00    0.05    0.00    0.05   (0.05)    0.00   (0.05)  0.00     1.00     4.76    207,817  0.81      4.68       N/A
1996      1.00    0.04    0.00    0.04   (0.04)    0.00   (0.04)  0.00     1.00     4.56    152,786  0.83      4.48       N/A
1995      1.00    0.05    0.00    0.05   (0.05)    0.00   (0.05)  0.00     1.00     5.16    131,210  0.82      5.06       N/A
1994      1.00    0.04   (0.01)   0.03   (0.04)    0.00   (0.04)  0.01     1.00     3.58    188,197  0.80      3.54       N/A

TAX FREE MONEY MARKET
1999*     1.00    0.01    0.00    0.01   (0.01)    0.00   (0.01)  0.00     1.00     1.33    109,456  0.75A     2.67A      N/A
1998      1.00    0.03    0.00    0.03   (0.03)    0.00   (0.03)  0.00     1.00     3.05    131,268  0.75      3.01       N/A
1997      1.00    0.03    0.00    0.03   (0.03)    0.00   (0.03)  0.00     1.00     3.23    130,083  0.74      3.17       N/A
1996      1.00    0.03    0.00    0.03   (0.03)    0.00   (0.03)  0.00     1.00     3.14    117,423  0.72      3.10       N/A
1995      1.00    0.04    0.00    0.04   (0.04)    0.00   (0.04)  0.00     1.00     3.63    121,754  0.76      3.56       N/A
1994      1.00    0.03    0.00    0.03   (0.03)    0.00   (0.03)  0.00     1.00     2.61    152,501  0.73      2.59       N/A

*  Unaudited
A  Annualized

See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

     The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                                            RATIO OF
                                         RATIO OR           NET
                                         EXPENSES           INCOME
                                         TO AVERAGE         TO AVERAGE
                                         NET ASSETS         NET ASSETS
                                         ----------         ----------


     QUANTITATIVE EQUITY
     1998                                    1.07%               0.48%

     INTERNATIONAL
     1999                                    2.50%               0.85%
     1998                                    2.38%               0.03%
     1997                                    1.92%              (0.01%)
     1996                                    1.76%               0.26%
     1995                                    1.76%               0.39%
     1994                                    2.35%              (0.28%)

     CORE BOND
     1999                                    0.82%               5.54%
     1998                                    0.89%               5.32%

     INTERMEDIATE MUNICIPAL BOND
     1999                                    1.07%               4.30%
     1998                                    1.06%               4.02%
     1997                                    1.15%               4.25%
     1996                                    1.01%               4.56%
     1995                                    0.97%               4.25%
     1994                                    1.45%               3.60%

     TAX FREE MONEY MARKET
     1998                                    0.76%               3.00%

     For the Tudor, Growth and Income, Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1994, 1995, 1996 and 1997 for the Quantitatvie Equity, Core Bond, Intermediate Municipal and Tax Free Money Market Funds.

                       See notes to financial statements


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                        WEISS, PECK & GREER MUTUAL FUNDS





                     ONE NEW YORK PLAZA, NEW YORK, NY 10004
                                  800-223-3332

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.        Paul Meek
Lawrence J. Israel              William B. Ross
Graham E. Jones                 Robert A. Straniere

OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

LAURENCE ZURIFF
  President - WPG Tudor Fund

RONALD M. HOFFNER
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President and Secretary- all funds

STEVEN M. PIRES
  Assistant Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

THERESE HOGAN
  Assistant Secretary - all funds

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
P.O. Box 60448
King of Prussia, PA 19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109









This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.